--------------------------------------------------------------------------------

                                              Securities Act File No. 333-132224

       As filed with the Securities and Exchange Commission on May 3, 2006

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                                100 F STREET, NE
                             WASHINGTON, D.C. 20549

                                    FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                       Pre-Effective Amendment No.     [ ]
                       Post-Effective Amendment No. 2  [X]

                                    SBL FUND
               (Exact Name of Registrant as Specified in Charter)

              One Security Benefit Place, Topeka, Kansas 66636-0001
               (Address of Principal Executive Offices) (Zip Code)

                                 (785) 438-3000
                  (Registrant's Area Code and Telephone Number)

                                   Amy J. Lee
                        Security Management Company, LLC
                           One Security Benefit Place
                            Topeka, Kansas 66636-0001
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective immediately upon filing pursuant to paragraph (b) of Rule 485under the Securities Act of 1933.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

April 24, 2006


Dear Shareholder:


We are writing to inform you of the upcoming special meeting of shareholders of SBL Fund, Series W (Main Street Growth & Income Series) to be held Thursday, June 1, 2006. You are being asked to vote on a plan that merges this fund into SBL Fund, Series H (Enhanced Index Series). Main Street Growth & Income Series has investment objectives and policies comparable to Enhanced Index Series.


Your proxy statement is enclosed. You can vote in one of four ways:

      o By mail with the enclosed proxy card - be sure to sign, date and return it in the enclosed postage-paid envelope,

      o     Through the Web site listed in the proxy voting instructions,

      o By telephone using the toll-free number listed in the proxy voting instructions, or


      o     In person at the shareholder meeting on June 1, 2006.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Please read the enclosed information carefully before voting. Your vote is extremely important. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to SBL Fund, or by voting in person at the Special Meeting. If you have questions, please call InvestorCONNECT TM at 1-800-361-2782.


We appreciate your consideration of this important proposal. Thank you for investing in Security Funds.

Sincerely,


/s/ Michael G. Odlum


Michael G. Odlum, President
Security Management Company, LLC

                                    SBL Fund
                           One Security Benefit Place
                              Topeka, KS 66636-0001
                           (Toll Free) (800) 888-2461


                                                                  April 24, 2006


Dear Shareholder:


Your Board of Directors ("Board") has called a special meeting of shareholders of Series W (Main Street Growth and Income Series) (the "Acquired Series"), which is a series of SBL Fund, to be held June 1, 2006 at 1:00 p.m. (Central time), or any adjournment(s) or postponement(s) thereof (the "Special Meeting"), at the executive offices of SBL Fund, One Security Benefit Place, Topeka, Kansas 66636-0001. The Board has called the Special Meeting so that shareholders can vote on a proposed Plan of Reorganization ("Reorganization Plan") regarding the Acquired Series, as discussed below.

The Board has approved the reorganization of the Main Street Growth and Income Series into Series H (Enhanced Index Series) (the "Acquiring Series"), another series of SBL Fund (the "Reorganization"). Security Management Company, LLC serves as investment adviser to SBL Fund. For the Acquiring Series, Northern Trust Investments, N.A. ("NTI") serves as sub-adviser. For the Acquired Series, OppenheimerFunds, Inc. ("OppenheimerFunds") serves as sub-adviser. The Acquired Series has investment objectives and policies that are comparable in some but not all respects to those of the Acquiring Series. The Reorganization is expected to result in operating expenses that are lower for shareholders of the Acquired Series. Each Series currently is available as an investment option under your insurance contract.


After careful consideration, the Board unanimously approved this proposal with respect to the Acquired Series and recommended that shareholders of the Acquired Series vote "FOR" the proposal. Accordingly, you are asked to authorize the Reorganization.


A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We urge you to vote your shares by completing and returning the enclosed proxy in the envelope provided, vote by Internet through the Web site listed in the proxy voting instructions, or vote by fax or telephone using the voting control number that appears on your proxy card, at your earliest convenience. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to SBL Fund, or by voting in person at the Special Meeting.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN 9:00 a.m. on June 1, 2006.


We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                              Sincerely,

                                              /s/ Michael G. Odlum

                                              Michael G. Odlum
                                              President

                                    SBL Fund
                           One Security Benefit Place
                              Topeka, KS 66636-0001
                           (Toll Free) (800) 888-2461


                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                      MAIN STREET GROWTH AND INCOME SERIES
                             TO BE HELD JUNE 1, 2006


To the Shareholders:


The Board of Directors of SBL Fund has called a special meeting of shareholders of Series W (Main Street Growth and Income Series) (the "Acquired Series"), a series of SBL Fund, to be held June 1, 2006 at 1:00 p.m. (Central time) or any adjournment(s) or postponement(s) thereof (the "Special Meeting"), at the executive offices of SBL Fund, One Security Benefit Place, Topeka, Kansas 66636-0001.


At the Special Meeting you will be asked:

1. To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Acquired Series by Series H (Enhanced Index Series) (the "Acquiring Series"), a series of SBL Fund, solely in exchange for shares of the Acquiring Series, followed by the complete liquidation of the Acquired Series; and

2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.


Shareholders of record at the close of business on April 3, 2006 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Shareholders who do not expect to attend the Special Meeting in person are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet, if you wish to take advantage of these voting options. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to SBL Fund, or by voting in person at the Special Meeting.


                                              By Order of the Board of Directors

                                              /s/ Amy J. Lee

                                              Amy J. Lee
                                              Secretary


April 24, 2006

                                TABLE OF CONTENTS

INTRODUCTION ............................................................................2

SUMMARY .................................................................................3
   The Proposed Reorganization ..........................................................3

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND
MANAGEMENT OF THE ACQUIRED AND ACQUIRING SERIES .........................................3
   Principal Risks of Investing in the Series ...........................................5
   Comparison of Portfolio Characteristics ..............................................6

COMPARISON OF EXPENSES FOR ACQUIRED AND ACQUIRING SERIES ................................7
   Comparison of Operating Expenses .....................................................7
   Example ..............................................................................7

ADDITIONAL INFORMATION ABOUT THE ACQUIRING SERIES .......................................7
   Performance of the Acquiring Series ..................................................7
   Investment Manager ...................................................................8
   Portfolio Manager ....................................................................9
   Form of Organization .................................................................9

INFORMATION ABOUT THE REORGANIZATION ....................................................9
   The Reorganization Plan ..............................................................9
   Reasons for the Reorganization .......................................................9
   Board Considerations .................................................................9
   Tax Considerations ..................................................................10
   Expenses of the Reorganization ......................................................10
   Dividends and Other Distributions ...................................................10
   Capitalization of the Series ........................................................10

GENERAL INFORMATION ....................................................................11

MORE INFORMATION REGARDING THE ACQUIRING SERIES ........................................13
   Management of the Acquiring Series ..................................................15

FINANCIAL HIGHLIGHTS FOR THE ACQUIRING SERIES ..........................................16

APPENDIX A ............................................................................A-1

APPENDIX B ............................................................................B-1

APPENDIX C ............................................................................C-1

APPENDIX D ............................................................................D-1


                           PROXY STATEMENT/PROSPECTUS

                                    SBL FUND
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                           (TOLL FREE) (800) 888-2461

INTRODUCTION


This Proxy Statement/Prospectus provides you with information about the proposed transfer of all of the assets of SBL Fund Series W (Main Street Growth and Income Series) ("Acquired Series") to Series H (Enhanced Index Series) ("Acquiring Series") in exchange for shares of the Acquiring Series; the assumption by the Acquiring Series of all liabilities of the Acquired Series; and the distribution of the Acquiring Series shares to the shareholders of the Acquired Series in complete liquidation of the Acquired Series (the "Reorganization") as provided upon the terms and conditions set forth in a Plan of Reorganization ("Reorganization Plan"). Each Series currently is available as an investment option under your insurance contract.

This Proxy Statement/Prospectus solicits your vote in connection with a special meeting ("Special Meeting") of shareholders, to be held June 1, 2006, at which shareholders of the Acquired Series will vote on the Reorganization Plan through which these transactions will be accomplished. Because you, as a shareholder of the Acquired Series, are being asked to approve a transaction that will result in your holding shares of the Acquiring Series, this document also serves as a prospectus for the Acquiring Series, whose investment objective is long-term growth of capital.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Acquiring Series that you should know before investing. A Statement of Additional Information ("SAI") dated April 5, 2006 relating to this Proxy Statement/Prospectus, and containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference (SEC File No. 333-132224). For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Series, see the SBL Fund Prospectus and Statement of Additional Information dated May 1, 2005, as supplemented to date, each of which is incorporated herein by reference (SEC File Nos. 811-02753 and 2-59353) and is available, without charge, by calling (800) 888-2461. The SBL Fund annual report dated December 31, 2005 is incorporated herein by reference (SEC File Nos. 811-02753 and 2-59353).


You also may obtain proxy materials, reports and other information filed by SBL Fund from the SEC's Public Reference Section (1-202-942-8090) in Washington, D.C., or from the SEC's internet website at www.sec.gov. Copies of materials also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


DATE: APRIL 5, 2006

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the SBL Fund Prospectus and the Reorganization Plan, which is attached hereto as APPENDIX A.

THE PROPOSED REORGANIZATION -- On February 10, 2006, the Board of Directors of SBL Fund ("Board") approved the Reorganization Plan with respect to each of the Series. Subject to the approval of shareholders of the Acquired Series, the Reorganization Plan provides for:

o the transfer of all of the assets of the Acquired Series to the Acquiring Series, in exchange for shares of the Acquiring Series;

o the assumption by the Acquiring Series of all of the liabilities of the Acquired Series;

o the distribution of shares of the Acquiring Series to the shareholders of the Acquired Series; and

o     the complete liquidation of the Acquired Series.


The Reorganization is expected to be effective immediately after the close of business on June 16, 2006, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of the Acquired Series will become a shareholder of the Acquiring Series. Each shareholder will hold, immediately after the Closing, shares of the Acquiring Series having an aggregate value equal to the aggregate value of the shares of the Acquired Series held by that shareholder as of the close of business on the date of the Closing.


The Reorganization is intended to eliminate duplication of costs and other inefficiencies arising from having comparable mutual funds within the same family of funds, as well as to assist in achieving economies of scale. Shareholders in the Acquired Series are expected to benefit from the larger asset base and lower operating expenses as a percentage of Acquiring Fund assets that will result from the Reorganization.

Approval of the Reorganization Plan with respect to the Acquired Series requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Series. In the event that the shareholders of the Acquired Series do not approve the Reorganization, the Acquired Series will continue to operate as a separate entity and the Board will determine what further action, if any, to take.

AFTER CAREFUL CONSIDERATION, THE BOARD UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

In considering whether to approve the Reorganization, you should note that:

o As described below, the Acquired Series has investment objectives and investment policies that are comparable in many respects to the investment objective and investment policies of the Acquiring Series.

o The Series have the same investment manager, Security Management Company, LLC (the "Investment Manager" or "SMC"), One Security Benefit Place, Topeka, Kansas 66636-0001.

o The proposed Reorganization offers reductions in operating expenses and an investment with better long-term investment performance for shareholders of the Acquired Series.

o The share purchase, exchange and redemption provisions for each Series are the same. For additional information on purchase and redemption provisions, see "More Information Regarding the Acquiring Series."

o The Series expect that the Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"). As such, shareholders of the Series will not recognize gain or loss as a result of the Reorganization. See "Information About the Reorganization - Tax Considerations."


COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND MANAGEMENT OF THE ACQUIRED AND ACQUIRING SERIES - The investment objectives, principal investment strategies, and risks of the Series are similar. Each Series is managed by the Investment Manager, although the Investment Manager has engaged different sub-advisers with respect to the Series. Because the Acquired Series and the Acquiring Series have similar investment objectives and investment policies, the principal investment strategies and principal risks of an investment in the Series are generally comparable, although there are certain differences. The chart below summarizes similarities and differences, between the Series' investment objectives, principal investment strategies and principal risks. There can be no assurance that a Series will achieve its stated objective.


------------------------------------------------------------------------------------------------------------------
                                             ACQUIRED SERIES                           ACQUIRING SERIES
------------------------------------------------------------------------------------------------------------------

                                  MAIN STREET GROWTH AND INCOME SERIES               ENHANCED INDEX SERIES

------------------------------------------------------------------------------------------------------------------
    INVESTMENT OBJECTIVE            High total return (which includes
                                  growth in the value of its shares as           Outperform the S&P 500 Index
                                   well as current income) from equity
                                           and debt securities

------------------------------------------------------------------------------------------------------------------
    PRINCIPAL INVESTMENT        The Main Street Growth and Income            The Enhanced Index Series pursues
         STRATEGIES             Series pursues its objective by              its objective by investing, under
                                investing mainly in common stocks of         normal market conditions, at least
                                U.S. companies, but it can also invest       80% of its net assets (including
                                in other equity securities such as           any borrowings for investment
                                preferred stocks and securities              purposes) in equity securities of
                                convertible into common stocks.              companies in the S&P 500 Index and
                                                                             futures contracts representative of
                                                                             the stocks that make up the index.

------------------------------------------------------------------------------------------------------------------
     INVESTMENT MANAGER             Security Management Company, LLC           Security Management Company, LLC
------------------------------------------------------------------------------------------------------------------
        SUB-ADVISER                      OppenheimerFunds, Inc.                Northern Trust Investments, N.A.
                                                                                            ("NTI")
------------------------------------------------------------------------------------------------------------------
     PORTFOLIO MANAGER           Nikolaos D. Monoyios and Marc Reinganum               Robert H. Bergson
------------------------------------------------------------------------------------------------------------------

 COMPARISON OF    SIMILAR       o  Each Series may invest a portion of its assets in options and futures
   PRINCIPAL     STRATEGIES        contracts, which may be used to hedge each Series' portfolio, maintain
  INVESTMENT                       exposure to the equity markets or to increase return potential.
  STRATEGIES

------------------------------------------------------------------------------------------------------------------

                 DIFFERENCES    o  Main Street Growth and Income             o  Enhanced Index Series employs a
                 IN STRATEGY       Series uses an investment process            quantitative discipline to
                                   that combines quantitative models,           determine which S&P 500 stocks
                                   fundamental research about                   should be overweighted,
                                   particular securities and                    underweighted, or held in a
                                   individual judgment. The selection           neutral position relative to the
                                   process generally involves the use           proportion of the S&P 500 Index
                                   of:                                          that the stock represents.
                                                                                Approximately 150 issues will be
                                   o  multi-factor quantitative                 over-or underweighted relative
                                      models, including "top-down"              to the index, and certain
                                      models focusing on market and             securities represented in the
                                      economic trends, and "bottom up"          index will not be held by the
                                      models focusing on the relative           Series. The Series also may
                                      strengths of specific companies,          invest a limited portion of its
                                                                                assets in equity securities that
                                   o  fundamental research focusing on          are not included in the S&P 500
                                      current company news and                  Index.
                                      industry-related events, and
                                                                             o  NTI may invest up to 25% of the
                                   o  judgment in continuously                  Series' assets in short-term
                                      rebalancing the portfolio.                debt securities and money market
                                                                                instruments to meet redemption
                                o  The Series' sub-adviser currently            requests or to facilitate
                                   emphasizes the stocks of                     investment in the securities of
                                   large-capitalization companies in            the S&P 500 Index.
                                   the portfolio, although there are
                                   no requirements as to the
                                   capitalization of issuers in which
                                   the Series invests.

------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
                                             ACQUIRED SERIES                           ACQUIRING SERIES
------------------------------------------------------------------------------------------------------------------

                                  MAIN STREET GROWTH AND INCOME SERIES               ENHANCED INDEX SERIES

------------------------------------------------------------------------------------------------------------------

 COMPARISON OF     SIMILAR      o  Under adverse or unstable market conditions, each Series' policies allows
PRINCIPAL RISKS     RISKS          it to invest some or all of its assets in cash or money market securities for the purpose of avoiding losses, in which case each Series may be unable to pursue its investment objective during that time or benefit from any market upswings.

                                o  Each Series also shares the following principal investment risks:

                                   o  Market Risk

                                   o  Growth Stock Risk

                                   o  Equity Derivatives Risk

                                   o  Leverage Risk

                                A summary description of each of these risks, as well as other principal investment risks associated with an investment in the Series, is provided below under "Principal Risks of Investing in the Series." In addition,
                                Appendix B contains additional information regarding other investment strategies and risk considerations of the Series.

                 -------------------------------------------------------------------------------------------------

                 DIFFERENCES    o  In addition to the above risks, Main      o  The principal risks of the
                  IN RISKS         Street Growth and Income Series is           Enhanced Index Series are listed
                                   also subject to the following                above.
                                   principal investment risks:

                                   o Foreign Securities

                                   o Active Trading

                                A summary description of each of these
                                risks is provided below under "Principal
                                Risks of Investing in the Series."

------------------------------------------------------------------------------------------------------------------



PRINCIPAL RISKS OF INVESTING IN THE SERIES - Each Series may invest in various types of securities or use certain investment techniques to achieve its objective. The following is a summary of the principal risks associated with such securities and investment techniques. As with any security, an investment in a Series involves certain risks, including loss of principal. The Series are subject to varying degrees of financial, market, and credit risk. An investment in the Series is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The fact that a particular risk is not identified does not mean that a Series is prohibited from investing its assets in securities that give rise to that risk. Please refer to Appendix B for information about additional investment techniques that the Series may utilize and related risks.

MARKET RISK. Equity securities fluctuate in price and their prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial market conditions.

GROWTH STOCKS RISK. Investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

EQUITY DERIVATIVES RISK. Equity derivatives include options, futures and options on futures, which may be used to hedge a Series' portfolio, to increase returns, or to maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. These risks may include illiquidity of the equity derivative, imperfect correlation with underlying investments or a Series' other portfolio holdings, and lack of availability. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

LEVERAGE RISK. Leverage risk arises when a Series invests a portion of its assets in options and futures contracts. The use of derivatives may create leverage risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of a Series. Leveraging may cause a Series to be more volatile than if it had not been leveraged. To mitigate leverage risk, each Series segregates liquid assets to meet its obligations under, or otherwise covers, the transactions that may give rise to this risk.

FOREIGN SECURITIES RISK. Investing in foreign securities, including investing in foreign securities through American Depositary Receipts, involves additional risks such as differences in financial reporting, accounting and auditing standards, a lack of adequate company information, a lesser degree of regulatory and legal oversight of securities markets and participants therein, nationalization, expropriation or confiscatory taxation, currency fluctuations, and political instability or adverse diplomatic developments. The risks may increase in underdeveloped capital markets.

ACTIVE TRADING. Active trading will increase the costs a Series incurs and as a result, may lower a Series' performance.

COMPARISON OF PORTFOLIO CHARACTERISTICS - The following tables compare certain characteristics of the portfolios of the Series as of December 31, 2005:



     ------------------------------------------------------------------------------------------------------
                                                  ACQUIRED SERIES                      ACQUIRING SERIES
     ------------------------------------------------------------------------------------------------------
                                        MAIN STREET GROWTH AND INCOME SERIES         ENHANCED INDEX SERIES
     ------------------------------------------------------------------------------------------------------
     Net Assets (thousands)             $56,429                                    $40,101
     ------------------------------------------------------------------------------------------------------
     Number of Common Stock Holdings    473                                        252
     ------------------------------------------------------------------------------------------------------
     Portfolio Turnover Rate (twelve    87%                                        106%
     months ended 12/31/2005)
     ------------------------------------------------------------------------------------------------------
     As a percentage of Net Assets
     ------------------------------------------------------------------------------------------------------
       - Common Stocks                  99.13%                                     97.75%
     ------------------------------------------------------------------------------------------------------
       - U.S. Government Agency         Less than 1%                               0.28%
         Obligations
     ------------------------------------------------------------------------------------------------------




                                      TOP 10 HOLDINGS (AS A % OF NET ASSETS)

            ------------------------------------------------------------------------------------------
                         ACQUIRED SERIES                                 ACQUIRING SERIES
            ------------------------------------------------------------------------------------------
                MAIN STREET GROWTH AND          %                  ENHANCED INDEX              %
                    INCOME SERIES                                      SERIES
            ------------------------------------------------------------------------------------------
               EXXON MOBIL CORPORATION         3.40                  EXXON MOBIL             3.36
                                                                     CORPORATION
            ------------------------------------------------------------------------------------------
               GENERAL ELECTRIC COMPANY        3.02               GENERAL ELECTRIC           2.98
                                                                       COMPANY
            ------------------------------------------------------------------------------------------
                   CITIGROUP, INC.             2.26                   MICROSOFT              2.16
                                                                     CORPORATION
            ------------------------------------------------------------------------------------------
                MICROSOFT CORPORATION          2.09                BANK OF AMERICA           1.94
                                                                     CORPORATION
            ------------------------------------------------------------------------------------------
                  INTEL CORPORATION            1.84               JOHNSON & JOHNSON          1.87
            ------------------------------------------------------------------------------------------
                     PFIZER, INC.              1.79                CITIGROUP, INC.           1.83
            ------------------------------------------------------------------------------------------
                   BANK OF AMERICA             1.72                 PFIZER, INC.             1.82
                     CORPORATION
            ------------------------------------------------------------------------------------------
                  JOHNSON & JOHNSON            1.64               INTEL CORPORATION          1.63
                                                                    INTERNATIONAL
            ------------------------------------------------------------------------------------------

               PROCTER & GAMBLE COMPANY        1.55               BUSINESS MACHINES          1.48
                                                                     CORPORATION
            ------------------------------------------------------------------------------------------
                 CHEVRON CORPORATION           1.41               PROCTER & GAMBLE           1.38
                                                                       COMPANY
            ------------------------------------------------------------------------------------------


COMPARISON OF EXPENSES FOR ACQUIRED AND ACQUIRING SERIES

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of each Series. It is expected that combining the Series in the manner proposed in the Reorganization Plan will allow shareholders of the Acquired Series to realize economies of scale and lower operating expenses.

COMPARISON OF OPERATING EXPENSES - The current expenses of Main Street Growth and Income Series and Enhanced Index Series and estimated PRO FORMA expenses after giving effect to the proposed Reorganization are shown in the table below. Expenses for the Series are based on the operating expenses incurred for the year ended December 31, 2005. PRO FORMA fees and expenses show estimated fees and expenses of Enhanced Index Series after giving effect to the proposed Reorganization as of December 31, 2005. PRO FORMa numbers are estimated in good faith and are hypothetical. The table below does not reflect the fees and expenses of the variable insurance product through which shares of the Series are purchased. If such fees and expenses were reflected, the overall expenses would be higher.



      ---------------------------------------------------------------------------------------------
                                                                          ACQUIRING
                                                    ACQUIRED SERIES         SERIES
      ---------------------------------------------------------------------------------------------
                                                   MAIN STREET GROWTH      ENHANCED      PRO FORMA
                                                   AND INCOME SERIES     INDEX SERIES
      ---------------------------------------------------------------------------------------------
      Management Fees                                     1.00%              0.75%         0.75%
      ---------------------------------------------------------------------------------------------
      Other expenses                                      0.29%              0.29%         0.20%
      ---------------------------------------------------------------------------------------------
      Total annual series operating expenses 1            1.29%              1.04%         0.95%
      ---------------------------------------------------------------------------------------------

      1     During fiscal year 2005, the Investment Manager waived 0.25% of its investment advisory fee for the Acquiring Series. Net annual operating expenses for the
            Acquiring Series, taking into account this voluntary waiver and giving effect to the new fund accounting and administration agreement and new transfer agency agreement, were 0.79% and would be 0.70% on a pro forma basis. Waivers and/or disbursements may be discontinued at any time. A waiver lowers the expense ratio and increases overall returns to investors.
      ---------------------------------------------------------------------------------------------



EXAMPLE - The example below is intended to help you compare the cost of investing in the Series and in the combined Series (after the Reorganization) on a PRO FORMA basis. Your actual costs may be higher or lower. The example does not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses.


The example assumes that you invest $10,000 in each Series and in the Enhanced Index Series after the Reorganization for the time periods indicated and redeemed your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that each Series' operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeemed your shares at the end of each period shown.



               ---------------------------------------------------------------------------
                                      ACQUIRED SERIES      ACQUIRING SERIES
               ---------------------------------------------------------------------------
                                     MAIN STREET GROWTH     ENHANCED INDEX
                                     AND INCOME SERIES          SERIES         PRO FORMA
               ---------------------------------------------------------------------------
               1 Year                       $130                 $106             $97
               ---------------------------------------------------------------------------
               3 Years                      $406                 $331            $303
               ---------------------------------------------------------------------------
               5 Years                      $702                 $574            $525
               ---------------------------------------------------------------------------
               10 Years                    $1,545               $1,271          $1,166
               ---------------------------------------------------------------------------


ADDITIONAL INFORMATION ABOUT THE ACQUIRING SERIES

PERFORMANCE OF THE ACQUIRING SERIES - The chart and table below provide some indication of the risks of investing in the Acquiring Series by showing changes in the Acquiring Series' performance from year to year and by showing how the Acquiring Series' average annual returns have compared to those of the S&P 500 Index, a broad-based securities market index. In the absence of voluntary fee waivers, performance would be reduced. The performance does not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Acquiring Series are purchased and, if such fees and expenses were reflected, performance would be lower. As with all mutual funds, past performance is not a prediction of future results.

SERIES H (ENHANCED INDEX SERIES)

HIGHEST AND LOWEST RETURNS
(QUARTERLY 2000-2005)
--------------------------------------------------------------------------------

HIGHEST QUARTER
Q 2 ended June 30, 2003                14.85%

LOWEST QUARTER
Q 3 ended September 30, 2002          -17.43%

                                   [BAR CHART]

      2000         2001         2002        2003        2004         2005

    -10.20%      -12.99%      -22.98%      27.78%       9.85%        5.04%

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2005)
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                                                                                      SINCE
                                                                            1 YEAR      5 YEARS    INCEPTION 2
---------------------------------------------------------------------------------------------------------------
Enhanced Index Series 1                                                      5.04%      -0.24%        -0.05%
---------------------------------------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes) 3          4.91%       0.54%         0.54%
---------------------------------------------------------------------------------------------------------------


1 Northern Trust Investments, N.A. was engaged to provide investment advisory services to the Acquiring Series effective May 1, 2003.

2     For the period beginning May 3, 1999 (date of inception) to December 31,
      2005.

3 The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance. Index performance is only available to the Acquiring Series at the beginning of each month . Performance information for the S&P Index is for the period April 30, 1999 to December 31, 2005.
--------------------------------------------------------------------------------

For additional information about the Acquiring Series' performance, including a discussion about market conditions and investment strategies that significantly affected its performance during its last fiscal year, please refer to Appendix C.

INVESTMENT MANAGER - SMC is located at One Security Benefit Place, Topeka, Kansas 66636. The Investment Manager has overall responsibility for the management of the Acquiring Series. The Investment Manager furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Acquiring Series, and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board. For such services, the Investment Manager is entitled to receive compensation on an annual basis equal to 0.75% of the average net assets of the Acquiring Series, computed on a daily basis and payable monthly. For the year ended December 31, 2005, SMC received an effective investment advisory fee, after voluntary waiver, equal to an annual rate of 0.50% of the Acquiring Series' average daily net assets.

A discussion regarding the basis of the Board's approval of the Acquiring Series' investment advisory and sub-advisory contracts is available in the Acquiring Series' annual report for the year ended December 31, 2005.

SUB-ADVISER - The Investment Manager has engaged Northern Trust Investments, N.A. ("NTI"), 50 LaSalle Street, Chicago, Illinois 60675, to provide investment advisory services to the Enhanced Index Series. NTI is a wholly-owned subsidiary of The Northern Trust Company and primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of December 31, 2005, NTI had approximately $618 billion in assets under management.

The Northern Trust Company is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors.

PORTFOLIO MANAGER - Robert H. Bergson, CFA, Vice President of NTI, has been manager of the Acquiring Series since July 2003. He joined NTI in 1997 and has managed equity portfolios specializing in quantitative strategies. Mr. Bergson received a Bachelors of Architecture from Carnegie Mellon University and a Master of Science degree from Massachusetts Institute of Technology.


The SBL Fund Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Acquiring Series shares.


FORM OF ORGANIZATION - The Acquiring Series is a series of SBL Fund, a Kansas corporation registered as an open-end management investment company. SBL Fund is governed by the Board, which currently consists of seven directors.

INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION PLAN -- The Reorganization Plan provides for the transfer of all of the assets and liabilities of the Acquired Series to the Acquiring Series solely in exchange for shares of the Acquiring Series. The Acquired Series will distribute the shares of the Acquiring Series received in the exchange to its shareholders, and then the Acquired Series will be liquidated.

After the Reorganization, each shareholder of the Acquired Series will own shares in the Acquiring Series having an aggregate value equal to the aggregate value of shares of the Acquired Series held by that shareholder as of the close of business on the business day preceding the Closing.

Until the Closing, shareholders of the Acquired Series will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by the Acquired Series for the redemption of Acquiring Series shares received by the shareholder in the Reorganization.

The obligations of the Series under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the Acquired Series. The Reorganization Plan also requires that the Series take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan may be terminated by the Board or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Plan at APPENDIX A, which qualifies in its entirety the foregoing summary of the Reorganization Plan.

REASONS FOR THE REORGANIZATION -- The Series have investment objectives, investment strategies and risks that are comparable in many respects. Accordingly, the Series are somewhat duplicative. Further, the Acquiring Series has a lower level of operating expenses and better long-term investment performance. In addition, the Reorganization will create a larger Acquiring Series, which should benefit shareholders of each of the Series by spreading costs across a larger asset base. Also, a larger Acquiring Series may improve trading efficiency and may eventually realize economies of scale and lower operating expenses. Based upon these considerations, the Board determined that the Acquired Series should be reorganized.

The proposed Reorganization was presented to the Board for consideration and approval at a meeting held on February 10, 2006. For the reasons discussed below, the Directors, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of SBL Fund, determined that the interests of the shareholders of the respective Series would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of each of the Series and its shareholders.

BOARD CONSIDERATIONS -- The Board, in recommending the Reorganization, considered a number of factors, including the following:

      1. expense ratios and information regarding fees and expenses of the Acquired Series and the Acquiring Series, which indicate that current shareholders of the Acquired Series will benefit from the Reorganization by getting a comparable investment at a lower cost than their current investment;

      2. the Reorganization will not dilute the interests of any Series' current shareholders;

      3. the stronger relative investment performance of the Acquiring Series as compared to the Acquired Series over most measuring periods;

      4. the similarity of the Acquired Series' investment objectives, policies and restrictions and share class structure to those of the Acquiring Series, which indicates that Acquired Series shareholders will continue in a comparable investment vehicle;


      5. elimination of duplication of costs and inefficiencies of having similar Series; and


      6. the tax-free nature of the Reorganization to each Series and its shareholders.

The Board also considered the future potential benefits to the Acquiring Series in that its operating costs may be reduced if the Reorganization is approved.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED SERIES APPROVE THE REORGANIZATION.

TAX CONSIDERATIONS -- The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither the Acquired Series, the Acquiring Series, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the closing of the Reorganization, the Series will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Series.

Immediately prior to the Reorganization, the Acquired Series will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the shareholders all of the Acquired Series' investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Acquired Series' shareholders.

As of December 31, 2005, the Acquired Series had accumulated capital loss carryforwards in the amount of approximately $2,460,767. After the Reorganization, these losses will be available to the Acquiring Series, which had an accumulated capital loss carryforward of $2,460,767, to offset its capital gains. The amount of accumulated capital losses of the Acquired Series, Acquiring Series, or both which may be used in any given year following the Reorganization may be limited. As a result of these potential limitations, it is possible that the Acquiring Series may not be able to use these losses as rapidly as each Series may have used the losses in the absence of the Reorganization, and part of these losses may not be useable at all. The ability of the Acquiring Series to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforwards currently are available only to shareholders of the respective Series. After the Reorganization, however, these benefits of these losses will inure to the benefit of all shareholders of the Acquiring Series.


EXPENSES OF THE REORGANIZATION -- The Acquired Series will bear one half of the expenses relating to the Reorganization, which is not expected to materially impact the expenses of the Acquired Series. The Investment Manager will bear the remainder of the expenses relating to the Reorganization. The costs of the Reorganization include, but are not limited to, costs associated with preparation of the Acquiring Series' registration statement, printing and distributing the Acquiring Series' prospectus and the Acquired Series' proxy materials, legal fees, accounting fees, securities registration fees, proxy solicitation, and expenses of holding the Special Meeting.


DIVIDENDS AND OTHER DISTRIBUTIONS - Each Series pays dividends from net investment income, and each distributes net capital gains, if any, at least annually. Dividends and distributions of each Series are automatically reinvested in additional shares of the Series unless otherwise directed by shareholders. There are no fees or sales charges on reinvestments.

If the Reorganization Plan is approved by shareholders of the Acquired Series, then as soon as practicable before the Closing, the Acquired Series will pay its shareholders a cash distribution of all undistributed net investment income and undistributed realized net capital gains.

CAPITALIZATION OF THE SERIES - The following table shows on an unaudited basis the capitalization of each Series as of December 31, 2005 and on a PRO FORMA basis as of December 31, 2005, after giving effect to the Reorganization.



-----------------------------------------------------------------------------------------------
                              ACQUIRED SERIES     ACQUIRING SERIES     ADJUSTMENT   PRO FORMA
-----------------------------------------------------------------------------------------------
                            MAIN STREET GROWTH  ENHANCED INDEX SERIES
                             AND INCOME SERIES
-----------------------------------------------------------------------------------------------
        Net Assets              $56,429,248          $40,101,072           $0       $96,530,320
-----------------------------------------------------------------------------------------------
 Net Asset Value Per Share         $9.38                $9.58              N/A         $9.58
-----------------------------------------------------------------------------------------------
    Shares Outstanding           6,018,756            4,186,037         (128,438)   10,076,355
-----------------------------------------------------------------------------------------------


GENERAL INFORMATION

OTHER BUSINESS -- The Directors do not know of any matters to be presented at the Special Meeting other than those set forth in this proxy statement. If other business should properly come before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

PROXY SOLICITATION -- The Board is soliciting Acquired Series shareholders' proxies on behalf of SBL Fund. The principal solicitation of proxies will be by the mailing of this Proxy Statement/Prospectus commencing on or about April 3, 2006, but proxies may also be solicited by telephone and/or in person by representatives of SMC or its affiliate(s), or InvestorCONNECT, a private proxy services firm. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from InvestorCONNECT to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

The estimated cost of retaining InvestorCONNECT is approximately $20,000.00. The costs of the Special Meeting, including the preparation and mailing of the Notice, Proxy Statement/Prospectus and proxy, and the solicitation of proxies, including reimbursements to broker-dealers and others who forwarded proxy materials to their clients, will be allocated one half to SMC and one half to the Acquired Series.


SHAREHOLDER VOTING -- Shareholders of record at the close of business on February 21, 2006 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, there were issued and outstanding 4,073,423.395 shares of the Acquired Series. Security Benefit Life Insurance Company ("Security Benefit") and First Security Benefit Life Insurance and Annuity Company of New York ("First Security") are the record owners of all shares of the Acquired Series. The persons beneficially owning 5% or more of the outstanding shares of each Series as of the Record Date are set forth in APPENDIX D. As of the Record Date, the SBL Series' Directors and officers, as a group, owned less than 1.00% of the outstanding shares of either Series.

By investing in a variable annuity or variable life insurance policy issued by Security Benefit or First Security, you indirectly purchased shares of the Acquired Series. Security Benefit or First Security own shares of the Acquired Series for your benefit in the separate account funding your variable annuity or variable life insurance policy. Security Benefit or First Security will vote shares of the Series in accordance with voting instructions received from you and other owners of such variable annuity and variable life insurance policies. The enclosed form of proxy is provided for this purpose. If no instructions are given on the proxy (but the proxy is properly executed) it will be voted FOR the proposal. All shares for which shareholders do not provide voting instructions will be voted in the same proportion as those shares for which voting instructions have been received.


Shareholders are entitled to one vote for each share held and fractional votes for fractional shares. The presence in person or by proxy of the holders of a majority of the outstanding shares of the Acquired Series on the Record Date is required to constitute a quorum at the Special Meeting with respect to that Acquired Series, and therefore must be present for the transaction of business at the Special Meeting. Shares held by shareholders present in person or represented by proxy at the Special Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Special Meeting.

Abstentions and "broker non-votes" are counted as shares eligible to vote at the Special Meeting in determining whether a quorum is present, but do not represent votes cast with respect to the proposal. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

In the event that a quorum is not present at the Special Meeting, or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Special Meeting on any proposal for which there are sufficient votes for approval, even though the Special Meeting is adjourned as to other proposals.

In order that your shares may be represented at the Special Meeting, you are requested to vote your shares by mail, the Internet, or by telephone by following the enclosed instructions. If you wish to participate in the Special Meeting, please submit the proxy card(s) originally sent with the Proxy Statement/Prospectus or attend the Special Meeting in person. Any proxy given by a shareholder, whether in writing, by telephone or via the Internet is revocable. A shareholder may revoke the proxy at any time prior to its use by filing with SBL Fund a written revocation or a duly executed proxy card bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. However, attendance in-person at the Special Meeting, by itself, will not revoke a previously tendered proxy. If you vote by telephone or the Internet, please do not return your proxy card(s), unless you later elect to change your vote.


VOTE REQUIRED --Approval of the Reorganization with respect to the Acquired Series requires the affirmative vote of the lesser of (i) 67% or more of the shares of the Acquired Series that are present at the meeting, if the holders of more than 50% of the Acquired Series' shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Acquired Series. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on Proposal 1.


INVESTMENT MANAGER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER --SMC, the Series' investment adviser and administrator, is located at One Security Benefit Place, Topeka, KS 66636-0001. The principal underwriter/of the Series, Security Distributors, Inc., is located at One Security Benefit Place, Topeka, KS 66636-0001. SMC and Security Distributors, Inc. are affiliates of one another.


SHAREHOLDER REPORTS --Shareholders can find important information about the Series in their Annual Report dated December 31, 2005. You may obtain a copy of the Series' Annual Report without charge by writing to SBL Fund at the address above or by calling SBL Fund at 1-800-888-2461.


SHAREHOLDER PROPOSALS --As a general matter, SBL Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to the secretary of SBL Fund, One Security Benefit Place, Topeka, KS 66636-0001.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

INFORMATION ABOUT THE SERIES -- SBL Fund is subject to the informational requirements of the Securities Exchange Act and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Series can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Series.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, WE REQUEST PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                          By Order of the Board of Directors,

                                          /s/ Amy J. Lee
                                          Secretary
                                          SBL Fund


April 24, 2006
One Security Benefit Place
Topeka, Kansas 66636-0001

                 MORE INFORMATION REGARDING THE ACQUIRING SERIES

The Acquired and Acquiring Series share the following policies.

PURCHASE AND REDEMPTION OF SHARES

Security Benefit and First Security purchase shares of the Series for their variable annuity and variable life insurance separate accounts. The companies buy and sell shares of the Series at the net asset value per share (NAV) next determined after receipt and acceptance of an order to buy or receipt of an order to sell. Each Series reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. A Series' NAV is generally calculated as of the close of trading on every day the New York Stock Exchange (NYSE) is open (usually 3:00 p.m. Central Time).

SBL Fund may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission. To the extent authorized by law, each Series reserves the right to discontinue offering shares at any time, or to cease operations entirely.

SBL Fund intends to pay redemption proceeds in cash; however, under unusual conditions that make payment in cash disadvantageous to a Series, the Fund reserves the right to pay all, or part, of the redemption proceeds in liquid securities with a market value equal to the redemption price ("redemption in kind"). In the event of a redemption in kind of portfolio securities of a Series, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

REVENUE SHARING -- Security Benefit and/or its affiliates may participate in arrangements whereby they compensate, out of their own resources and at no additional cost to the Series or the Series' shareholders, financial representatives who sell Security Benefit's or First Security's variable annuity products that invest in SBL Fund ("intermediaries"). The compensation received by such intermediaries via these payments may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. Additional information about these arrangements is provided in the prospectus of the variable life insurance or variable annuity product or through an intermediary. You may obtain information about associated conflicts of interest from your intermediary, and should so inquire if you would like more detailed information. You also may inquire of an intermediary how the intermediary will be compensated in connection with your investment.

MARKET TIMING/SHORT-TERM TRADING -- Some investors try to profit from various short-term or frequent trading strategies known as market timing; for example, transferring money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or transferring from one Series to another and then back again after a short period of time. As money is transferred in and out, a Series incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of a Series' shares disrupt portfolio management, hurt Series performance and drive Series expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs. Investors may be more likely to attempt to engage in market timing with respect to Series that invest a significant portion of their assets in the securities of foreign issuers, securities that are thinly traded (such as certain small- and mid-cap issuers), and/or securities such as certain high yield securities that do not routinely have readily available market quotations.

The Board has adopted policies and procedures against market timing and the Series discourage market timing or excessive trading. If you wish to engage in such practices, we request that you do not purchase shares of any of the Series. Each Series reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, that it reasonably determines to be market timing or excessive trading by a shareholder or accounts under common control. Transactions placed through the same insurance company on an omnibus basis may be rejected in whole or in part by a Series. Transactions accepted by an insurance company in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Series and may be cancelled or revoked by the Series by the close of business on the next business day following receipt.

The policies and procedures of the Series are intended to restrict transfers that are disruptive to the Series or potentially disadvantageous to other shareholders. Although the Series have adopted policies and procedures, the Series are dependant upon insurance companies offering the Series' shares to implement the policies and procedures to its contract owners investing in the Series. When considering if certain restrictions or limitations should be applied to shareholder transactions, the Series' policies and procedures take into account, among other things, the following factors:

o     the total dollar amount being transferred;

o     the number of transfers made within the previous 12 months;

o     transfers to and from (or from and to) the same Series;

o whether a shareholder's transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o whether a shareholder's transfers appear to be part of a group of transfers made by a third party on behalf of individual shareholders in the group.

If it is determined that a shareholder's transfer patterns among the Series are disruptive or potentially disadvantageous to other shareholders, the Series' policies and procedures require the insurance company to send the shareholder (the insurance company's contract owner) a letter notifying the shareholder that the insurance company is prohibiting the shareholder from making telephone transfers or other electronic transfers and instead requiring that the shareholder submit transfer requests in writing via regular U.S. mail for a 90-day period that begins on the date of the letter. In addition, the insurance company will require that a shareholder submit subsequent transfer requests in writing via regular U.S. mail for a 90-day period after the shareholder makes four "round trip transfers" during any prior 12-month period. A "round trip transfer" is a transfer involving $5,000 or more (1) from a Series followed by a transfer to that Series or (2) to a Series followed by a transfer from that Series, although the Series reserve the right to consider transfers in lesser amounts to constitute round trips.

In their sole discretion, the Series may revise their market timing procedures at any time without prior notice as it deems necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including, without limitation, imposing dollar or percentage limits on transfers). For purposes of applying the criteria used to detect potential market timing and other potentially harmful trading activity, the insurance company on behalf of the Series may aggregate transfers made in two or more variable insurance contracts that the insurance company believes are connected (for example, two contracts with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

The Series' policies and procedures do not require insurance companies to include transfers made pursuant to dollar cost averaging and asset reallocation options available under their variable insurance contracts.

Shareholders who seek to engage in programmed, frequent, or high volume transfer activity may deploy a variety of strategies to avoid detection, and an insurance company's ability to detect and deter harmful trading activity may be limited by operational and information systems capabilities. In addition, the terms of an insurance company's variable insurance contract may also limit the insurance company's ability to restrict or deter harmful trading. Furthermore, the identification of contract owners determined to engage in harmful trading activity involves judgments that are inherently subjective. Accordingly, despite their best efforts, neither the Series nor the insurance companies can guarantee that the policies and procedures will detect every potential market timer, but the Series do require insurance companies to apply the policies and procedures adopted by the Board consistently to all their contract owners without special arrangement, waiver, or exception, except with respect to transfers in and out of Series C (Money Market Series), which are not restricted or limited.

Because the Series cannot guarantee that all harmful trading activity will be detected, and because the cooperation of insurance companies and other financial intermediaries cannot be assured, shareholders bear the risks associated with such activity, including potential disruption of portfolio management, potentially lower performance, and higher expenses. Due to the risk that an insurance company implementing the policies and procedures may not detect all harmful trading activity, it is possible that some shareholders may inadvertently be treated differently than shareholders who are not permitted to engage in harmful trading activity. Those shareholders that do not engage in harmful trading activity nonetheless will bear the costs associated with such activity.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each Series pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized, at least annually. Such dividends and distributions will be reinvested in additional shares of the Series.

Each Series intends to qualify and to elect to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (Code). If a Series qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, such Series will not be liable for federal income tax on income it distributes.

Shares of each Series will be purchased by the separate accounts of Security Benefit or First Security. In order to comply with diversification regulations applicable to the segregated asset accounts of insurance companies, each Series will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total investments is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a Series fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts.

Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Since you may purchase shares of a Series only indirectly through the purchase of a variable annuity or variable life insurance contract issued by Security Benefit Life Insurance Company or First Security Benefit Life Insurance and Annuity Company of New York, no discussion is included here as to the federal income tax consequences at the Series shareholder level. For information concerning the federal income tax consequences to you as the purchaser of a variable annuity or variable life insurance contract based on a Series, see the prospectus for such variable annuity or variable life insurance contract. See the Statement of Additional Information for more information on taxes.

DETERMINATION OF NET ASSET VALUE

The NAV of each Series is computed as of the close of regular trading hours on the NYSE (normally 3 p.m. Central time) on days when the NYSE is open. The NYSE is open Monday through Friday, except on observation of the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Foreign securities are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Series does not price its shares. Therefore, the NAV of Series holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Series.

Portfolio securities and other investments are valued at market value when market quotations are readily available. Securities traded on a domestic securities exchange are valued at the last sale price on that exchange on the day the valuation is made, provided, however, that securities listed on Nasdaq will be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, the last current bid price is used. Securities traded over-the-counter are valued at the last current bid price. Market quotations for securities prices may be obtained from automated pricing services. Investments in securities maturing in 60 days or less may be valued at amortized cost.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), the Investment Manager, in good faith, establishes a fair value for the security in accordance with SBL Funds' valuation procedures. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. The Investment Manager makes such determinations in good faith in accordance with the Series' valuation procedures, with the goal of accurately reflecting the current value of each Series' portfolio holdings in the Series' net asset value per share. There can be no assurance that the Series could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Series determines its net asset value per share.

For further information about valuation of investments, see the Statement of Additional Information.

MANAGEMENT OF THE ACQUIRING SERIES

INVESTMENT MANAGER -- SMC is a Kansas limited liability company. On December 31, 2005, the aggregate assets of all of the mutual funds under the investment management of SMC were approximately $5.5 billion. SMC has overall responsibility for the management of the Acquiring Series. SBL Fund and SMC have entered into an agreement that requires SMC to provide investment advisory, statistical and research services to the Acquiring Series, supervise and arrange for the purchase and sale of securities on behalf of the Acquiring Series, and provide for the maintenance and compilation of records pertaining to the investment advisory function. The agreement with SMC can be terminated by the Board upon 60 days' written notice. The investment management fee for the Acquiring Series is equal to 0.75%, on an annual basis, of the average daily net assets of the Acquiring Series. The investment management fee is computed and accrued daily and paid monthly. For the fiscal year ended December 31, 2005, the Acquiring Series paid investment management fees of $283,895 to SMC.

PARENT COMPANY AND DISTRIBUTOR -- SMC is controlled by its members, Security Benefit and Security Benefit Corporation. Security Benefit Corporation is an insurance and financial services holding company wholly-owned by Security Benefit Mutual

Holding Company, One Security Benefit Place, Topeka, Kansas 66636-0001. Security Benefit, a life insurance company, is incorporated under the laws of Kansas. First Security, a life insurance company, is incorporated under the laws of New York. SMC is a direct, and Security Distributors, Inc. is an indirect, wholly-owned subsidiary of Security Benefit.

ADMINISTRATIVE AGENT -- SMC also acts as the administrative agent for SBL Fund and, as such, performs administrative functions and the bookkeeping, accounting and pricing functions for the Acquiring Series. For these services, SMC receives, on an annual basis, a fee of 0.09% of the average net assets of the Acquiring Series, calculated daily and payable monthly.

Under a Transfer Agency Agreement dated February 1, 2004, SMC acts as the transfer agent for the Acquiring Series. As such, it processes purchase and redemption transactions and acts as the dividend disbursing agent. For this service, SMC receives the following fees with respect to the Acquiring Series:

      1. ACCOUNT SET-UP CHARGE - A fee of $4 to open an account on the transfer agency system to hold shares of the Acquiring Series.

      2. ANNUAL MAINTENANCE CHARGE - An annual per account fee of (i) $8 per open account for regular accounts; (ii) $6.50 per open account with respect to accounts which are Matrix Level III pursuant to the National Securities Clearing Corporation networking systems; and
            (iii) $5 per account for closed accounts that remain outstanding on the transfer agency system (regardless of whether such accounts are regular or Matrix Level III).

      3. TRANSACTION Charge - A per transaction charge of (i) $1.10 per transaction for regular accounts; and (ii) $0.60 per transaction for accounts that are Matrix Level III.

The Acquiring Series is subject to a minimum fee per year of $25,000.

ALLOCATION OF PORTFOLIO BROKERAGE -- Transactions in portfolio securities are effected in the best interests of the Acquiring Series. In reaching a judgment relative to the qualifications of a broker-dealer ("broker") to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account, including the overall reasonableness of commissions paid to a broker, the firm's general execution and operational capabilities, its responsiveness (which may include such things as the broker's willingness to commit capital and whether the broker's representatives are accommodating), and its reliability and financial condition. Subject to the foregoing considerations, the execution of portfolio transactions may be directed to brokers who furnish investment information or research services to SMC. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities and purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line data base systems, the equipment for which is provided by the broker, that enable SMC to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations.

If a transaction is directed to a broker supplying investment services or research information, the transaction charges (i.e., a commission or a charge that is deemed to be the equivalent of a commission) paid for such transaction may be in excess of the transaction charges another broker would have charged for effecting that transaction provided that SMC shall have determined in good faith that the transaction charges are reasonable in relation to the value of the investment information or the research services provided.

Securities held by the Acquiring Series may also be held by other investment advisory clients of SMC, including other investment companies. In addition, SMC's parent company, Security Benefit, may also hold some of the same securities as the Acquiring Series. When selecting securities for purchase or sale for the Acquiring Series, SMC may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to SMC's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of SMC not to favor one account over the other.


PURCHASING AND HOLDING ACQUIRING SERIES SHARES - You may purchase and hold shares of the Acquiring Series only indirectly through the purchase of a variable annuity or variable life insurance contract issued by Security Benefit or First Security. The prospectus for such variable annuity or variable life insurance contract describes the federal tax consequences of your purchase or sale of the contract. Please see your tax adviser for further information.


FINANCIAL HIGHLIGHTS FOR THE ACQUIRING SERIES

The financial highlights table is intended to help you understand the financial performance of the Acquiring Series during the past five years. Certain information reflects financial results for a single Acquiring Series share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Acquiring Series assuming reinvestment of all dividends and distributions. This information has been derived from financial statements that have been audited by Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, whose report, along with the Acquiring Series' financial statements, are included in SBL Fund's annual report, which is available upon request.


--------------------------------------------------------------------------------------------------
SERIES H
--------------------------------------------------------------------------------------------------
                                                           FISCAL YEAR ENDED DECEMBER 31
                                                --------------------------------------------------
                                                  2005      2004      2003(c)    2002       2001
                                                --------   -------    --------  -------    -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........    $   9.12   $  8.31    $  6.55   $  8.62    $  9.95

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................        0.11      0.11       0.07      0.05       0.05
Net gain (loss) on securities
   (realized & unrealized)..................        0.35      0.71       1.75     (2.02)     (1.34)
                                                --------   -------    --------  -------    -------
Total from investment operations............        0.46      0.82       1.82     (1.97)     (1.29)

LESS DISTRIBUTIONS:
Dividends (from net investment income)......          --     (0.01)     (0.06)    (0.10)     (0.04)
Distributions (from capital gains)..........          --        --         --        --         --
Distributions (in excess of capital gains) .                    --         --        --         --
                                                --------   -------    --------  -------    -------
Total distributions.........................          --     (0.01)     (0.06)    (0.10)     (0.04)
                                                --------   -------    --------  -------    -------
NET ASSET VALUE END OF PERIOD...............    $   9.58   $  9.12    $  8.31   $  6.55    $  8.62
                                                           =======    ========  =======    =======
TOTAL RETURN (a)............................        5.04%     9.85%     27.78%   (22.98)%   (12.99)%

RATIOS/SUPPLEMENTAL DATA

Net assets end of period (thousands)........    $ 40,101   $38,822    $33,371   $25,052    $42,112
Ratio of expenses to average net assets(b)..        0.79%     0.74%      0.77%     0.99%      0.91%
Ratio of net investment income
   (loss) to average net assets.............        1.15%     1.32%      0.94%     0.56%      0.57%
                                                ==================================================
Portfolio turnover rate.....................         106%       98%        44%       74%        29%
--------------------------------------------------------------------------------------------------


(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company or First Security Benefit Life Insurance and Annuity Company of New York. If such expenses were reflected, the total return would be lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Fund expenses for Series H were reduced by the Investment Manager for voluntary expense waivers, reimbursements and custodian earnings credits. Expense ratios absent such reimbursement would have been as follows:

      -------------------------------------------------------
                   2005     2004     2003     2002     2001
      -------------------------------------------------------
      Series H     1.04%    0.99%    0.96%   0.99%     0.91%
      -------------------------------------------------------

(c) Northern Trust became the sub-adviser of Series H effective May 1, 2003. Prior to May 1, 2003, Security Management Company LLC (SMC) paid Deutsche Asset Management for subadvisory services.

                                   APPENDIX A

                         FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Reorganization Plan") is adopted as of this 10th day of February, 2006, by SBL Fund (the "Company") with its principal place of business at One Security Benefit Place, Topeka, Kansas 66636-0001, on behalf of its series, Series H (Enhanced Index Series) and Series W (Main Street Growth and Income Series).

This Reorganization Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization to which this Reorganization Plan applies (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Series in the table below to the Acquiring Series in the table below in exchange solely for voting shares of the Acquiring Series (the "Acquiring Series Shares"); the assumption by the Acquiring Series of all liabilities of the Acquired Series; and the distribution of the Acquiring Series Shares to the shareholders of the Acquired Series in complete liquidation of the Acquired Series as provided herein, all upon the terms and conditions hereinafter set forth in this Reorganization Plan:


                ACQUIRED SERIES                            ACQUIRING SERIES
------------------------------------------------------------------------------------
Series W (Main Street Growth and Income Series)    Series H (Enhanced Index Series)
------------------------------------------------------------------------------------


WHEREAS, the Company is an open-end, registered investment company of the management type and the Acquired Series owns securities which generally are assets of the character in which the Acquiring Series is permitted to invest;

WHEREAS, the Directors of the Company have determined that the exchange of all of the assets of the Acquired Series for the Acquiring Series Shares and the assumption of all liabilities of the Acquired Series by the Acquiring Series is in the best interests of the Acquiring Series and its shareholders and that the interests of the existing shareholders of the Acquiring Series would not be diluted as a result of this transaction; and

WHEREAS, the Directors of the Company also have determined, with respect to the Acquired Series, that the exchange of all of the assets of the Acquired Series for the Acquiring Series Shares and the assumption of all liabilities of the Acquired Series by the Acquiring Series is in the best interests of the Acquired Series and its shareholders and that the interests of the existing shareholders of the Acquired Series would not be diluted as a result of this transaction;

NOW, THEREFORE, the Company, on behalf of the Acquiring Series and the Acquired Series separately, hereby approves the Reorganization Plan on the following terms and conditions:

TRANSFER OF ASSETS OF THE ACQUIRED SERIES TO THE ACQUIRING SERIES IN EXCHANGE FOR THE ACQUIRING SERIES SHARES, THE ASSUMPTION OF ALL ACQUIRED SERIES LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED SERIES

1.1. Subject to the requisite approvals of the shareholders of the Acquired Series and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company will transfer all of the Acquired Series' assets, as set forth in paragraph 1.2, to the Acquiring Series, and the Acquiring Series agrees in exchange therefore: (i) to deliver to the Acquired Series the number of full and fractional Acquiring Series Shares determined by dividing the value of the Acquired Series' net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Series Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Series. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

1.2. The assets of the Acquired Series to be acquired by the Acquiring Series shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Series and any deferred or prepaid expenses shown as an asset on the books of the Acquired Series on the closing date provided for in paragraph 3.1 (the "Closing Date").

1.3. The Acquired Series will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Series shall also assume all of the liabilities of the Acquired Series, whether accrued or contingent, known or unknown, existing at the Valuation Date. On or as soon as practicable prior to the Closing Date, the Acquired Series will declare and pay to its shareholders of record one or more dividends and/or other distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to the end of the business day on the Closing; and
        (ii) any undistributed investment company taxable income and net capital gain from any period to the extent not otherwise distributed.

1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Series will distribute to the Acquired Series' shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Series Shareholders"), on a pro rata basis, the Acquiring Series Shares received by the Acquired Series pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Series' shares, by the transfer of the Acquiring Series Shares then credited to the account of the Acquired Series on the books of the Acquiring Series to open accounts on the share records of the Acquiring Series in the names of the Acquired Series Shareholders. The aggregate net asset value of Acquiring Series Shares to be so credited to Acquired Series Shareholders shall be equal to the aggregate net asset value of the Acquired Series shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Series will simultaneously be canceled on the books of the Acquired Series, although share certificates representing interests in shares of the Acquired Series will represent a number of the Acquiring Series Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Series shall not issue certificates representing Acquiring Series Shares in connection with such exchange.

1.5. Ownership of Acquiring Series Shares will be shown on the books of the Acquiring Series' transfer agent. Shares of the Acquiring Series will be issued in the manner described in the Acquiring Series' then-current prospectus and statement of additional information.

1.6. Any reporting responsibility of the Acquired Series including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Series.

VALUATION

2.1. The value of the Acquired Series' assets to be acquired by the Acquiring Series hereunder shall be the value of such assets computed as of the close of business of the New York Stock Exchange (NYSE) and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Articles of Incorporation, as amended (the "Articles of Incorporation"), the then-current prospectus or statement of additional information with respect to the Acquiring Series, and valuation procedures established by the Company's Board of Directors.

2.2. The net asset value of an Acquiring Series Share shall be the net asset value per share computed as of the close of business of the NYSE and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Company's Articles of Incorporation, the then-current prospectus or statement of additional information with respect to the Acquiring Series, and valuation procedures established by the Company's Board of Directors.

2.3. The number of Acquiring Series Shares to be issued (including fractional shares, if any) in exchange for the Acquired Series' assets shall be determined by dividing the value of the net assets of the Acquired Series determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Series Share, determined in accordance with paragraph 2.2.

2.4. All computations of value shall be made by the Acquiring Series' designated record keeping agent.

CLOSING AND CLOSING DATE


3.1. The Closing Date shall be June 16, 2006, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Company or at such other time and/or place as the Board of Directors or officers of the Company may designate.


3.2. The Company shall direct the Custodian of the Acquired Series (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Series' portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to the Acquiring Series within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Series' portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Series as of the Closing Date for the account of the Acquiring Series duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Series shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Series.

3.3. Security Management Company, LLC, as transfer agent for the Acquired Series (the "Transfer Agent"), shall deliver, on behalf of the Acquired Series, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Series Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.

3.4. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Series or the Acquired Series shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquiring Series or the Acquired Series is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

REPRESENTATIONS AND WARRANTIES

4.1. The Company, on behalf of the Acquired Series, represents and warrants to the Acquiring Series as follows:

        (a) The Acquired Series is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Kansas, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

        (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect;

        (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act, and such as may be required by state securities laws;

        (d) The current prospectus and statement of additional information of the Acquired Series and each prospectus and statement of additional information of the Acquired Series used during the three years previous to the date of this Reorganization Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

        (e) On the Closing Date, the Acquired Series will have good and marketable title to the Acquired Series' assets to be transferred to the Acquiring Series pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Series will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Series;

        (f) The Acquired Series is not engaged currently, and the execution, delivery and performance of this Reorganization Plan will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Series is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Series is a party or by which it is bound;

        (g) The Acquired Series has no material contracts or other commitments (other than this Reorganization Plan) that will be terminated with liability to it prior to the Closing Date;

        (h) Except as otherwise disclosed in writing to and accepted by the Acquiring Series, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Series or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Series knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        (i) The financial statements of the Acquired Series as of and for the year ended December 31, 2005 have been audited by Ernst & Young, LLP, independent registered public accounting firm. Such statements are in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Series) present fairly, in all material respects, the financial condition of the Acquired Series as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Series required to be reflected on the balance sheet or in the notes thereto;

        (j) Since December 31, 2005, there has not been any material adverse change in the Acquired Series' financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Series. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Series due to declines in market values of securities in the Acquired Series' portfolio, the discharge of Acquired Series liabilities, or the redemption of Acquired Series shares by shareholders of the Acquired Series shall not constitute a material adverse change;

        (k) On the Closing Date, all Federal and other tax returns and reports of the Acquired Series required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Series' knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Series has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

        (m) All issued and outstanding shares of the Acquired Series are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Series will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Series, as provided in paragraph 3.3. The Acquired Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Series, nor is there outstanding any security convertible into any of the Acquired Series shares;

        (n) The adoption and performance of this Reorganization Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, and, subject to the approval of the shareholders of the Acquired Series, this Reorganization Plan will constitute a valid and binding obligation of the Acquired Series, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        (o) The information to be furnished by the Acquired Series for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

4.2. The Company, on behalf of the Acquiring Series, represents and warrants to the Acquired Series as follows:

        (a) The Acquiring Series is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Kansas, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

        (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Acquiring Series, are in full force and effect;

        (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

        (d) The current prospectus and statement of additional information of the Acquiring Series and each prospectus and statement of additional information of the Acquiring Series used during the three years previous to the date of this Reorganization Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

        (e) On the Closing Date, the Acquiring Series will have good and marketable title to the Acquiring Series' assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Series has received notice and necessary documentation at or prior to the Closing;

        (f) The Acquiring Series is not engaged currently, and the execution, delivery and performance of this Reorganization Plan will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Series is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Series is a party or by which it is bound;

        (g) Except as otherwise disclosed in writing to and accepted by the Acquired Series, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Series or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Series knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        (h) The financial statements of the Acquiring Series as of and for the year ended December 31, 2005 have been audited by Ernst & Young LLP, independent registered public accounting firm. Such statements are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Series) present fairly, in all material respects, the financial condition of the Acquiring Series as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Series required to be reflected on the balance sheet or in the notes thereto;

        (i) Since December 31, 2005, there has not been any material adverse change in the Acquiring Series' financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Series. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Series due to declines in market values of securities in the Acquiring Series' portfolio, the discharge of Acquiring Series liabilities, or the redemption of Acquiring Series Shares by shareholders of the Acquiring Series, shall not constitute a material adverse change;

        (j) On the Closing Date, all Federal and other tax returns and reports of the Acquiring Series required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Series' knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (k) For each taxable year of its operation, the Acquiring Series has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

        (l) All issued and outstanding Acquiring Series Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Series Shares, nor is there outstanding any security convertible into any Acquiring Series Shares;

        (m) The adoption and performance of this Reorganization Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company on behalf of the Acquiring Series and this Reorganization Plan will constitute a valid and binding obligation of the Acquiring Series, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        (n) The Acquiring Series Shares to be issued and delivered to the Acquired Series, for the account of the Acquired Series Shareholders, pursuant to the terms of this Reorganization Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Series Shares, and will be fully paid and non-assessable by the Company;

        (o) The information to be furnished by the Acquiring Series for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

        (p) That insofar as it relates to Company or the Acquiring Series, the Registration Statement relating to the Acquiring Series Shares issuable hereunder, and the proxy materials of the Acquired Series to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Series contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Series for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

COVENANTS OF THE ACQUIRING SERIES AND THE ACQUIRED SERIES

5.1. The Acquiring Series and the Acquired Series each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. To the extent required by applicable law, the Company will call a meeting of the shareholders of the Acquired Series to consider and act upon this Reorganization Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3. The Acquired Series covenants that the Acquiring Series Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Reorganization Plan.

5.4. The Acquired Series will assist the Acquiring Series in obtaining such information as the Acquiring Series reasonably requests concerning the beneficial ownership of the Acquired Series shares.

5.5. Subject to the provisions of this Reorganization Plan, the Acquiring Series and the Acquired Series will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Reorganization Plan.

5.6. As soon as is reasonably practicable after the Closing, the Acquired Series will make a liquidating distribution to its shareholders consisting of the Acquiring Series Shares received at the Closing.

5.7. The Acquiring Series and the Acquired Series shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Reorganization Plan as promptly as practicable.

5.8. The Acquired Series covenants that it will, from time to time, as and when reasonably requested by the Acquiring Series, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Series may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Series' title to and possession of all the assets and otherwise to carry out the intent and purpose of this Reorganization Plan.

5.9. The Acquiring Series will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED SERIES

        The obligations of the Acquired Series to consummate the transactions provided for herein shall be subject, at the Acquired Series' election, to the performance by the Acquiring Series of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of the Acquiring Series and the Company contained in this Reorganization Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Reorganization Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. The Company and the Acquiring Series shall have performed all of the covenants and complied with all of the provisions required by this Reorganization Plan to be performed or complied with by the Company and the Acquiring Series on or before the Closing Date; and

6.3. The Acquired Series and the Acquiring Series shall have agreed on the number of full and fractional Acquiring Series Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING SERIES

        The obligations of the Acquiring Series to complete the transactions provided for herein shall be subject, at the Acquiring Series' election, to the performance by the Acquired Series of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of the Company and the Acquired Series contained in this Reorganization Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Reorganization Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. The Company and the Acquired Series shall have performed all of the covenants and complied with all of the provisions required by this Reorganization Plan to be performed or complied with by the Company or the Acquired Series on or before the Closing Date;

7.3. The Acquired Series and the Acquiring Series shall have agreed on the number of full and fractional Acquiring Series Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

7.4. The Acquired Series shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders
        (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING SERIES AND THE ACQUIRED SERIES

        If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Series or the Acquiring Series, the other party to this Reorganization Plan shall, at its option, not be required to consummate the transactions contemplated by this Reorganization Plan:

8.1. The Reorganization Plan and the transactions contemplated herein shall have been approved by the requisite vote, if any, of the holders of the outstanding shares of the Acquired Series in accordance with the provisions of the Company's Articles of Incorporation, By-Laws, applicable Kansas law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Series. Notwithstanding anything herein to the contrary, neither the Acquiring Series nor the Acquired Series may waive the conditions set forth in this paragraph 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Reorganization Plan or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Series or the Acquired Series to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Series or the Acquired Series, provided that either party hereto may for itself waive any of such conditions;

8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5. Dechert LLP shall deliver an opinion addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Reorganization Plan shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert LLP determines that the transaction contemplated by this Reorganization Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not waive the condition set forth in this paragraph 8.5.

BROKERAGE FEES AND EXPENSES

9.1. The Acquiring Series represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. The Acquired Series shall bear one-half of the expenses relating to the proposed Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Series' prospectus and the Acquired Series' proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

        The representations, warranties and covenants contained in this Reorganization Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

TERMINATION

        This Reorganization Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization Plan inadvisable.

AMENDMENTS

        This Reorganization Plan may be amended, modified or supplemented in such manner as may be set forth in writing by the authorized officers of the Company; provided, however, that following any meeting of the shareholders called by the Acquired Series pursuant to paragraph 5.2 of this Reorganization Plan, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Series Shares to be issued to the Acquired Series Shareholders under this Reorganization Plan to the detriment of such shareholders without their further approval.

HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1. The Article and paragraph headings contained in this Reorganization Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Reorganization Plan.

13.2. This Reorganization Plan shall be governed by and construed in accordance with the laws of the State of Kansas without regard to its principles of conflicts of laws.

13.3. This Reorganization Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Reorganization Plan.

13.4. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of the Company personally, but shall bind only property of such party. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Reorganization Plan to be approved on behalf of the Acquiring Series and the Acquired Series.

                                    SBL FUND


                                    By: ______________________________

                                    Name:  Michael G. Odlum
                                    Title: President

                                   APPENDIX B


     ADDITIONAL INFORMATION ABOUT INVESTMENT TECHNIQUES AND ASSOCIATED RISKS


FOREIGN SECURITIES -- Foreign investments involve certain special risks, including, but not limited to, (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi) higher operational expenses.


Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. In addition, because many foreign securities exchanges close before the Series determine their net asset values, current market values of foreign securities my not be readily available which may require use of fair valuation techniques of attract potential market timers. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Series may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Series may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Acquiring Series.


EMERGING MARKETS -- The risks associated with foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


SMALLER COMPANIES -- Small- or medium-sized companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies. In addition, due to thin trading, market quotations for these issuers' securities may not be readily available, which may require use of fair valuation techniques and attract potential market timers.


CONVERTIBLE SECURITIES AND WARRANTS -- The Acquiring Series may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).


ASSET-BACKED SECURITIES - An underlying pool of assets, such as credit card receivables, automobile loans, or corporate loans or bonds back these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. The underlying assets (i.e. loans) are subject to prepayments, which can shorten the securities' weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing credit support, or swap counterparty.


INITIAL PUBLIC OFFERING -- The Acquiring Series' investment in securities offered through initial public offerings (IPOs) may have a magnified performance impact, either positive or negative, on the Series, particularly if it has a small asset base. There is no guarantee that as a Series' assets grow, they will continue to experience substantially similar performance by investing in IPOs. A Series' investments in IPOs may make it subject to more erratic price movements than the overall equity market.


HIGH YIELD SECURITIES -- Higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as "junk bonds." The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in lower-medium and low-quality bonds involves greater investment risk and is highly dependent on SMC's or NTI's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly-traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. Due to thin trading or for other reasons, market quotations for high yield securities may not be readily available, which may require use of fair valuation techniques and attract potential market timers. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.

GUARANTEED INVESTMENT CONTRACTS ("GICS") - When investing in GICs, a Series makes cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A Series may invest only in GICs that have received the requisite ratings by one or more nationally recognized statistical ratings organizations. Because a Series may not receive the principal amount of a GIC from the insurance company on 7 days' notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.


FUTURES AND OPTIONS -- The Acquiring Series may utilize futures contracts, options on futures and may purchase call and put options and write call and put options on a "covered" basis. A call option is "covered" if a Series owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are segregated by the Series' custodian). Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. If a Series invests in non-dollar denominated foreign securities, it may also engage in forward foreign currency transactions. The instruments listed above may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies, to manage exposure to changes in interest rates, and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. The Series also may purchase, sell, or write call and put options on securities and financial indices. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower a Series' total return, and the potential loss from the use of futures can exceed the Series' initial investment in such contracts. The Series will segregate cash or liquid securities, enter into offsetting transactions, or otherwise cover any leverage that may be deemed to arise in connection with futures and options transactions, consistent with applicable regulatory guidance.

SWAPS, CAPS, FLOORS AND COLLARS -- Interest rate and/or index swaps, and the purchase or sale of related caps, floors and collars are used primarily to preserve a return or spread on a particular investment or portion of its portfolio as a technique for managing the portfolio's duration (i.e. the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities a Series anticipates purchasing at a later date. To the extent a Series enters into these types of transactions, it will be done to hedge and not as a speculative investment, and the Series will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Series may be obligated to pay. Interest rate swaps involve the exchange by a Series with another party of their respective commitments to pay or receive interest on a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS -- The price of "when issued", "forward commitment" or "delayed delivery" securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When a Series purchases securities on this basis, there is a risk that the securities may not be delivered and that the Series may incur a loss. Each Series may purchase or sell securities on a when issued, forward commitment or delayed delivery basis.

CASH RESERVES -- Cash reserves maintained by the Acquiring Series may include domestic and foreign money market instruments as well as certificates of deposit, bank demand accounts and repurchase agreements. The Series may establish and maintain reserves as SMC or NTI believes advisable to facilitate the Series' cash flow needs (e.g., redemptions, expenses and, purchases of portfolio securities) or for temporary, defensive purposes.

BORROWING -- While the Acquiring Series has no present intention of borrowing for investment purposes, the Series may borrow up to one-third of total assets for purposes of investment. Borrowings may be collateralized with Series assets. To the extent that a Series purchases securities while it has outstanding borrowings, it may be deemed to be using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Series' portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

SECURITIES LENDING -- For purposes of realizing additional income, the Acquiring Series may lend its portfolio securities to certain borrowers. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed to be of good standing and will not be made unless, in the judgment of SMC or NTI, the consideration to be earned from such loans would justify the risk.

HARD ASSET SECURITIES -- Hard Asset Securities are equity securities of issuers which are directly or indirectly engaged to a significant extent in the exploration, development or distribution of one or more of the following: precious metals; ferrous and non-ferrous metals; gas, petroleum, petrochemical and/or other commodities (collectively, "Hard Assets"). The production and marketing of Hard Assets may be affected by actions and changes in governments. In addition, Hard Asset securities may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Asset companies may be subject to broad price fluctuations, reflecting the volatility of energy and basic materials prices and the possible instability of supply of various Hard Assets. In addition, some Hard Asset companies also may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazard associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard Asset companies may also experience greater price fluctuations than the relevant Hard Asset. In periods of rising Hard Asset prices, such securities may rise at a faster rate, and, conversely, in times of falling Hard Asset prices, such securities may suffer a greater price decline.

HYBRID INSTRUMENTS -- Certain hybrid instruments (which are derivatives) can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conservation terms of a security could be related to the market price of some commodity, currency or securities index. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity and their use by a Series may not be successful.

SHARES OF OTHER INVESTMENT VEHICLES -- A Series' investment in shares of other investment vehicles may not exceed immediately after purchase 10% of the Series' total assets and no more than 5% of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment vehicles has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

PORTFOLIO TURNOVER -- Although the Series will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs.

                                   APPENDIX C

                               PERFORMANCE UPDATE


SERIES H (ENHANCED INDEX SERIES) 2005 ANNUAL COMMENTARY

TO OUR SHAREHOLDERS:

The Enhanced Index Series posted a total return of 5.04% for the 12-month period ending December 31, 2005 versus 4.91% for its benchmark, the S&P 500 Index.

Though U.S. equity markets posted gains in 2005, there were a number of factors that contributed to the overall weak returns. The Fed raised interest rates eight times during the year, bringing the total to thirteen 25 base point increases since the tightening cycle began in June 2004. As of the end of 2005, the federal funds rate stood at 4.25%. As oil prices and the dollar strengthened, fresh inflation concerns and speculative demand drove gold prices to their highest level in nearly 25 years, rising 25% and peaking at $540.90 toward the end of December. In the third quarter of 2005, the impact of hurricanes Katrina and Rita in the U.S. pushed crude oil prices briefly above $71 before retreating during the fourth quarter and finishing the year at $61.

FUND MANAGEMENT CRITERIA

The Fund is managed using a proprietary quantitative stock selection model that assigns each company in the S&P 500 an expected return based upon multiple factors. These factors are based on four broad characteristics: Valuation (is the stock reasonably priced?), Momentum (Price and Earnings Momentum), Earnings (Earnings Quality and Stability) and Management Signals (signals given by management and insiders trading in company stock). Additionally, there are strict risk constraints that limit deviations from the benchmark with respect to individual stocks, sectors, industries, style and size.

KEYS TO THE FUND'S GAIN

Driving the Fund's positive performance in 2005 were the portfolio's exposures to companies with strong price momentum, high earnings yield, and positive earnings surprises -- all factors that performed well across a broad number of sectors.

During 2005 the market rewarded moderately valued securities that displayed attractive growth characteristics, especially within the Energy and Utilities sectors. The Energy sector returned 31.3% for the year while the Utilities sector returned 16.8%. The Fund's bottom up stock selection model and portfolio construction methodology are designed to ensure the portfolio will have exposures to all sectors, relying on stock selection within sectors to enhance returns relative to the benchmark. For example, within the Energy sector the model recommended overweight positions in Burlington Resources and Nabors Industries, both stocks with reasonable valuations, favorable earnings indicators and strong price momentum characteristics. These stocks returned 99.3% and 47.7% respectively, helped by sharply rising energy prices in the wake of the hurricanes and strong global demand.

Less favorable in the Energy sector was the model's recommendation of underweight in Valero Energy, which was rated low because of rich valuations but that nevertheless appreciated in the strong energy markets, rising 128% during the year.

In 2006, we expect to see continued solid economic growth and constrained inflation, which will present an attractive backdrop for equities.

WE EXPRESS OUR GRATITUDE TO OUR SHAREHOLDERS FOR THEIR CONFIDENCE IN THE FUND AND ASSURE THEM THAT WE WILL CONTINUE TO APPLY OUR DISCIPLINED, QUANTITATIVE APPROACH WHILE ADHERING TO OUR STRICT RISK CONTROL PROCESS.

--------------------------------------------------------------------------------
                           SERIES H VS. S&P 500 INDEX
--------------------------------------------------------------------------------

                                  [LINE CHART]

                                 Series H          S&P 500
                  5/3/1999      $10,000.00       $10,000.00
                12/31/1999      $11,231.86       $11,099.83
                12/31/2000      $10,086.15       $10,091.15
                12/31/2001      $ 8,775.57       $ 8,893.97
                12/31/2002      $ 6,758.69       $ 6,929.34
                12/31/2003      $ 8,636.02       $ 8,917.03
                12/31/2004      $ 9,486.84       $ 9,886.55
                12/31/2005      $ 9,965.35       $10,370.14

                             $10,000 SINCE INCEPTION

This chart assumes a hypothetical $10,000 investment in Series H (Enhanced Index Series) on May 3, 1999 (date of inception) and reflects the fees and expenses of Series H. The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                      SINCE INCEPTION
PERIODS ENDED 12-31-05 1      1 YEAR      5 YEARS       (5-03-99)
--------------------------------------------------------------------------------
Series H                       5.04%       -0.24%          -0.05%
--------------------------------------------------------------------------------

1 Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company or First Security Benefit Life Insurance and Annuity Company of New York. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

      The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, which redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

                                   APPENDIX D

As of the Record Date, the name, address, and share ownership of persons who owned beneficially 5% or more of the outstanding shares of the Acquired Series are set forth below:



                                                ACQUIRED SERIES
                                                                      Shares
                  Shareholder and Address                              Owned                % Owned
                  -----------------------                              -----                -------
Security Benefit Life Insurance Company                            6,237,035.323             99.9%

                                               ACQUIRING SERIES

                                                                      Shares
                  Shareholder and Address                              Owned                % Owned
                  -----------------------                              -----                -------
Security Benefit Life Insurance Company                            4,041,248.038             99.9%


                                    SBL FUND
                           ONE SECURITY BENEFIT PLACE
                              TOPEKA, KS 66636-0001
                           (TOLL-FREE) 1-800-888-2461


                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 1, 2006

The undersigned hereby appoint(s) Amy J. Lee, Donald A. Chubb, Jr. and Brenda M. Harwood, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of Series W (Main Street Growth and Income Series) (the "Acquired Series") which the undersigned is entitled to vote at the Special Meeting of SBL Fund shareholders to be held at the executive offices of SBL Fund, One Security Benefit Place, Topeka, Kansas 66636, June 1, 2006 at 1:00 p.m. (Central time) and at any adjournment(s) or postponements thereof.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. This proxy card will be voted as instructed. IF NO SPECIFICATION IS MADE, THE PROXY CARD WILL BE VOTED "FOR" PROPOSAL 1.


                             v FOLD AND DETACH HERE  v

--------------------------------------------------------------------------------


                 Series W (Main Street Growth and Income Series)
                             (the "Acquired Series")
             SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 1, 2006


       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope. Please indicate your vote by an "x" in the appropriate box below:

1. To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Acquired Series by Series H (Enhanced Index Series) (the "Acquiring Series"), a series of SBL Series, solely in exchange for shares of the Acquiring Series, followed by the complete liquidation of the Acquired Series.

        FOR               AGAINST           ABSTAIN

        [ ]                 [ ]               [ ]

                                                     PLEASE VOTE BY       [X]
                                                     CHECKING THE
                                                     APPROPRIATE BOX
                                                     AS IN THIS EXAMPLE

                                            Date: ____________________________


                                            __________________________________
                                            Signature

                            PROXY VOTING INSTRUCTIONS

Your mailed proxy statement provides details on important issues relating to Series W (Main Street Growth and Income). The board of directors of SBL Fund recommends that you vote "FOR" the proposal.

To make voting faster and more convenient for you, we are offering a variety of ways to vote your proxy. You may vote using the Internet or by telephone instead of completing and mailing the enclosed proxy card. The Internet and telephone are generally available 24 hours a day and your vote will be confirmed and posted immediately. Use whichever method is most convenient for you! If you choose to vote via the Internet or by phone, you should not mail your proxy card.

WAYS TO VOTE YOUR SHARES

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation.


Online      1.    Click on www.myproxyonline.com.

            2.    Enter the 12 digit control number.

            3.    Follow the instructions on the Web site.

            4.    Once you have voted, you do not need to mail your proxy card.


By Phone    1.    Call toll-free 1-866-437-4675.

            2.    Enter the 12 digit control number.

            3.    Follow the recorded instructions.

            4.    Once you have voted, you do not need to mail your proxy card


By Mail Complete and sign your proxy card and mail it in the postage-paid envelope received with your shareholder mailing. To ensure your vote is validated properly, please sign your proxy card as described in the "Instructions for Signing Proxy Cards" section of your proxy materials.


In Person   The Shareholder Meeting will take place June 1, 2006, at 1:00 p.m.,
            Central time, at the office of SBL Fund, located at One Security
            Benefit Place, Topeka, Kansas 66636.



                            v FOLD AND DETACH HERE v
--------------------------------------------------------------------------------

                                   Questions?


We urge you to spend time reviewing your proxy statement and the proposal included in the package. Should you have any questions, we encourage you to call 1-866-304-2059 toll-free Monday through Friday from 9:30 a.m. to 10:00 p.m. Eastern time. We have retained InvestorCONNECT to assist our shareholders in the voting process. If we have not received your proxy card by May, 2006, representatives from InvestorCONNECT may call you to remind you to exercise your vote.


                 YOUR PROXY VOTE IS IMPORTANT! PLEASE VOTE TODAY

                                     PART B

                                    SBL FUND

--------------------------------------------------------------------------------

                       Statement of Additional Information


                                  April 5, 2006



--------------------------------------------------------------------------------


Acquisition of the Assets and Liabilities of:        By and in Exchange for Shares of:

Series W (Main Street Growth and Income Series)      Series H (Enhanced Index Series)

One Security Benefit Place                           One Security Benefit Place
Topeka, Kansas 66636-0001                            Topeka, Kansas 66636-0001


This Statement of Additional Information is available to the shareholders of Series W (Main Street Growth and Income Series) in connection with a proposed transaction whereby all of the assets and liabilities of Series W (Main Street Growth and Income Series) will be transferred to Series H (Enhanced Index Series) in exchange for shares of Series H (Enhanced Index Series).

This Statement of Additional Information of Series H (Enhanced Index Series) consists of this cover page, the accompanying pro forma financial statements and related notes, and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:


1. The Statement of Additional Information for SBL Fund relating to both Series dated May 1, 2005 (SEC File Nos. 811-02753 and 2-59353); and

2. The Financial Statements of Series W (Main Street Growth and Income Series) and Series H (Enhanced Index Series) as included in SBL Fund's Annual Report filed for the year ended December 31, 2005 (SEC Files Nos. 811-02753 and 2-59353).

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated April 5, 2006 relating to the reorganization may be obtained, without charge, by writing to Security Management Company, LLC, at One Security Benefit Place, Topeka, Kansas 66636-0001 or calling (800) 888-2461. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.


PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES                                                                PRO FORMA
DECEMBER 31, 2005 (UNAUDITED)                                      SERIES W         SERIES H         ADJUSTMENTS       COMBINED
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value 1 ....................................      $55,936,160     $ 39,936,456                       $  95,872,616

Cash........................................................          534,097            3,074                             537,171
Cash, denominated in a foreign currency, at value 2 ........            2,938               --                               2,938
Receivables:                                                                                                                    --
   Fund shares sold.........................................          105,274          230,322                             335,596
   Securities sold..........................................          171,742          140,594                             312,336
   Dividends................................................           68,018           60,110                             128,128
Prepaid expenses............................................            1,028              703                               1,731
                                                                  ----------------------------------------------------------------
Total assets................................................       56,819,257       40,371,259                          97,190,516
                                                                  ----------------------------------------------------------------

LIABILITIES:
Payable for:
   Securities purchased.....................................          266,334          158,273                             424,607
   Fund shares redeemed.....................................           50,886           68,796                             119,682
   Variation margin.........................................               --            3,210                               3,210
   Management fees..........................................           48,179           17,166                              65,345
   Custodian fees...........................................            4,967            5,400                              10,367
   Transfer agent and administration fees...................            9,960            6,245                              16,205
   Professional fees........................................            7,647            8,375                              16,022
   Reorganization Costs.....................................                                              16,750            16,750
                                                                                                                     -------------
   Other....................................................            2,036            2,722                               4,758
                                                                  ----------------------------------------------------------------
Total liabilities...........................................          390,009          270,187                             676,946
                                                                  ----------------------------------------------------------------
NET ASSETS..................................................      $56,429,248     $ 40,101,072           (16,750)    $  96,513,570
                                                                  ================================================================

NET ASSETS CONSIST OF:
Paid in capital.............................................      $55,465,057     $47, 959,258                       $ 103,424,315
Accumulated undistributed net investment income.............          313,697          436,418           (16,750)          733,365
Accumulated undistributed net realized loss on sale of
   investments and futures..................................       (2,918,683)     (10,196,394)                        (13,115,077)
Net unrealized appreciation in value of investments and
   futures..................................................        3,569,177        1,901,790                          5,470,967
                                                                  ----------------------------------------------------------------
Net assets..................................................      $56,429,248     $ 40,101,072                       $  96,513,570
                                                                  ================================================================

Capital shares authorized...................................       Indefinite       indefinite                         Indefinite
Capital shares outstanding..................................        6,018,756        4,186,037          (128,438)      10,076,355
Net asset value per share (net assets divided by shares
   outstanding).............................................      $      9.38     $       9.58                       $       9.58
                                                                  ===============================================================

1 Investments, at cost......................................      $52,366,990     $ 38,025,801                       $  90,392,791
2 Cash denominated in a foreign currency, at cost...........            2,931               --                               2,931



PRO FORMA COMBINING STATEMENT OF OPERATIONS                                                                            PRO FORMA
FOR THE YEAR ENDED DECEMBER 31, 2005 (UNAUDITED)                   SERIES W         SERIES H         ADJUSTMENTS       COMBINED
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends (net of foreign withholding tax of $962 & $0,
     respectively)..........................................      $   990,431     $    715,187                       $   1,705,618
   Interest.................................................              382           18,586                              18,968
                                                                  ----------------------------------------------------------------
   Total investment income..................................          990,813          733,773                           1,724,586

EXPENSES:
   Management fees..........................................          529,945          283,895          (132,486) 1        681,354
   Custodian fees...........................................           40,642           24,333           (24,333) 2         40,642
   Transfer agent/maintenance fees..........................           25,117           25,136           (25,117) 2         25,136
   Administration fees......................................           62,503           38,045                             100,548
   Directors' fees..........................................            3,048            2,188                               5,236
   Professional fees........................................           12,221           11,284            (8,505) 2         15,000
   Reports to shareholders..................................            5,384            5,551                              10,935
   Other expenses...........................................            2,343            1,555                               3,898
                                                                  ----------------------------------------------------------------
   Total expenses...........................................          681,203          391,987          (190,441)          882,749
   Less: Expenses waived....................................               --          (94,632)                            (94,632)
         Earnings credits applied...........................           (4,008)              --             4,008 1              --
                                                                  ----------------------------------------------------------------
   Net expenses.............................................          677,195          297,355          (186,433)          788,117
                                                                  ----------------------------------------------------------------
   Net investment income....................................          313,618          436,418           186,433           936,469
                                                                  ----------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the year:
   Investments..............................................        2,716,888        2,232,387                           4,949,275
   Foreign currency transactions............................               79               --                                  79
   Futures..................................................               --           67,208                           4,949,354
                                                                  ----------------------------------------------------------------
   Net realized gain........................................        2,716,967        2,299,595                           9,898,708

Net unrealized depreciation during the year:
   Investments..............................................         (220,452)        (768,725)                           (989,178)
   Translation of assets and liabilities in foreign currencies           (112)              --                                (111)
   Futures..................................................               --          (11,522)                           (989,289)
                                                                  ----------------------------------------------------------------
   Net unrealized depreciation..............................         (220,564)        (780,247)                         (1,978,578)
                                                                  ----------------------------------------------------------------
   Net gain ................................................        2,496,403        1,519,348                           4,015,751
                                                                  ----------------------------------------------------------------
   Net decrease in net assets resulting from operations.....      $ 2,810,021     $  1,955,766           186,433     $   4,952,220
                                                                  ================================================================


1.    Based on contract in effect for the surviving fund

2. Decrease due to the elimination of duplicative expenses achieved by the merging funds


                                                        PRO FORMA COMBINING
                                                      SCHEDULE OF INVESTMENTS
                                                   DECEMBER 31, 2005 (UNAUDITED)

                NUMBER OF SHARES                                                                        MARKET VALUE
-------------------------------------------------                                    -----------------------------------------------
                                    PRO FORMA                                                                             PRO FORMA
   SERIES W         SERIES H        COMBINED                                           SERIES W    SERIES H  ADJUSTMENTS   COMBINED
------------------------------------------------------------------------------------------------------------------------------------
                                                 COMMON STOCKS - 98.2%
------------------------------------------------------------------------------------------------------------------------------------
                                                 ADVERTISING - 0.1%
      1,600               --           1,600     Omnicom Group, Inc.                 $   136,208  $       --            $   136,208
        100               --             100     R.H. Donnelley Corporation*               6,162          --                  6,162
                                                                                     -----------------------------------------------
                                                                                         142,370          --                142,370
                                                                                     -----------------------------------------------

                                                 AEROSPACE & DEFENSE - 2.8%
        300               --             300     Alliant Techsystems, Inc.*               22,851          --                 22,851
        400               --             400     BE Aerospace, Inc.*                       8,800          --                  8,800
      4,700            2,800           7,500     Boeing Company                          330,128     196,672                526,800
      1,400            1,400           2,800     General Dynamics Corporation            159,670     159,670                319,340
      5,800            6,700          12,500     Honeywell International, Inc.           216,050     249,575                465,625
      3,400            3,300           6,700     Lockheed Martin Corporation             216,342     209,979                426,321
      4,200            1,500           5,700     Northrop Grumman Corporation            252,462      90,165                342,627
        800               --             800     Precision Castparts Corporation          41,448          --                 41,448
      5,700              400           6,100     Raytheon Company                        228,855      16,060                244,915
      3,900            1,100           5,000     United Technologies Corporation         218,049      61,501                279,550
                                                                                     -----------------------------------------------
                                                                                       1,694,655     983,622              2,678,277
                                                                                     -----------------------------------------------

                                                 AGRICULTURAL PRODUCTS - 0.3%
      5,700            4,100           9,800     Archer-Daniels-Midland Company          140,562     101,106                241,668
                                                                                     -----------------------------------------------

                                                 AIR FREIGHT & LOGISTICS - 0.4%
        300            4,200           4,500     United Parcel Service, Inc. (Cl.B)       22,545     315,630                338,175
                                                                                     -----------------------------------------------

                                                 AIRLINES - 0.1%
      1,400               --           1,400     AMR Corporation*                         31,122          --                 31,122
        300               --             300     Alaska Air Group, Inc.*                  10,716          --                 10,716
        600               --             600     Continental Airlines, Inc. (Cl.B)*       12,780          --                 12,780
                                                                                     -----------------------------------------------
                                                                                          54,618          --                 54,618
                                                                                     -----------------------------------------------

                                                 ALUMINUM - 0.1%
      2,500               --           2,500     Alcoa, Inc.                              73,925          --                 73,925
                                                                                     -----------------------------------------------

                                                 APPAREL RETAIL - 0.5%
      1,000               --           1,000     American Eagle Outfitters, Inc.          22,980          --                 22,980
        300               --             300     AnnTaylor Stores Corporation*            10,356          --                 10,356
        400               --             400     Chico's FAS, Inc.*                       17,572          --                 17,572
        200               --             200     Children's Place Retail Stores,
                                                   Inc.*                                   9,884          --                  9,884
      8,300            7,200          15,500     Gap, Inc.                               146,412     127,008                273,420
         --              100             100     Limited Brands, Inc.                         --       2,235                  2,235
        450               --             450     Men's Wearhouse, Inc.*                   13,248          --                 13,248
        300               --             300     Talbots, Inc.                             8,346          --                  8,346
      2,900               --           2,900     TJX Companies, Inc.                      67,367          --                 67,367
        300               --             300     Too, Inc.*                                8,463          --                  8,463
                                                                                     -----------------------------------------------
                                                                                         304,628     129,243                433,871
                                                                                     -----------------------------------------------

                                                 APPAREL, ACCESSORIES & LUXURY
                                                   GOODS - 0.2%
      4,200               --           4,200     Coach, Inc.*                            140,028          --                140,028
        400               --             400     Jones Apparel Group, Inc.                12,288          --                 12,288
        200               --             200     Liz Claiborne, Inc.                       7,164          --                  7,164
        200               --             200     Phillips-Van Heusen Corporation           6,480          --                  6,480
         --              700             700     V.F. Corporation                             --      38,738                 38,738
                                                                                     -----------------------------------------------
                                                                                         165,960      38,738                204,698
                                                                                     -----------------------------------------------

                                                 APPLICATION SOFTWARE - 0.6%
      1,700               --           1,700     Adobe Systems, Inc.                      62,832          --                 62,832
      3,700               --           3,700     Autodesk, Inc.                          158,915          --                158,915
      1,600               --           1,600     Cadence Design Systems, Inc.*            27,072          --                 27,072
        700               --             700     Citrix Systems, Inc.*                    20,146          --                 20,146
        200               --             200     Cognos, Inc.*                             6,942          --                  6,942
      3,000            2,400           5,400     Compuware Corporation*                   26,910      21,528                 48,438
        500               --             500     Fair Isaac Corporation                   22,085          --                 22,085
        750               --             750     Hyperion Solutions Corporation*          26,865                             26,865
        700               --             700     Intuit, Inc.*                            37,310          --                 37,310



                NUMBER OF SHARES                                                                        MARKET VALUE
-------------------------------------------------                                    -----------------------------------------------
                                    PRO FORMA                                                                             PRO FORMA
   SERIES W         SERIES H        COMBINED                                           SERIES W    SERIES H  ADJUSTMENTS   COMBINED
------------------------------------------------------------------------------------------------------------------------------------
         --              300             300     Mercury Interactive Corporation*             --        8,337                 8,337
      2,100           14,200          16,300     Parametric Technology Corporation*       12,810       86,620                99,430
        100               --             100     Reynolds & Reynolds Company               2,807           --                 2,807
      1,700               --           1,700     Synopsys, Inc.*                          34,102           --                34,102
                                                                                     -----------------------------------------------
                                                                                         438,796      116,485               555,281
                                                                                     -----------------------------------------------

                                                 ASSET MANAGEMENT & CUSTODY BANKS -
                                                   0.6%
        880            1,120           2,000     Ameriprise Financial, Inc.               36,080       45,920                82,000
      2,300               --           2,300     Bank of New York Company, Inc.           73,255           --                73,255
         --            1,900           1,900     Franklin Resources, Inc.                     --      178,619               178,619
        700               --             700     Janus Capital Group, Inc.                13,041           --                13,041
      1,700            1,700           3,400     Mellon Financial Corporation             58,225       58,225               116,450
        800               --             800     Northern Trust Corporation               41,456           --                41,456
      1,800               --           1,800     State Street Corporation                 99,792           --                99,792
                                                                                     -----------------------------------------------
                                                                                         321,849      282,764               604,613
                                                                                     -----------------------------------------------

                                                 AUTO PARTS & EQUIPMENT - 0.1%
      1,100               --           1,100     Dana Corporation                          7,898           --                 7,898
      1,400               --           1,400     Johnson Controls, Inc.                  102,074           --               102,074
        100               --             100     Lear Corporation                          2,846           --                 2,846
        300               --             300     TRW Automotive Holdings
                                                   Corporation*                            7,905           --                 7,905
      1,000               --           1,000     Visteon Corporation*                      6,260           --                 6,260
                                                                                     -----------------------------------------------
                                                                                         126,983           --               126,983
                                                                                     -----------------------------------------------

                                                 AUTOMOBILE MANUFACTURERS - 0.2%
     19,974               --          19,974     Ford Motor Company                      154,199           --               154,199
                                                                                     -----------------------------------------------

                                                 AUTOMOTIVE RETAIL - 0.2%
      1,300            7,000           8,300     AutoNation, Inc.*                        28,249      152,110               180,359
                                                                                     -----------------------------------------------

                                                 BIOTECHNOLOGY - 1.5%
        600               --             600     Abgenix, Inc.*                           12,906           --                12,906
        500               --             500     Alkermes, Inc.*                           9,560           --                 9,560
      7,200            6,100          13,300     Amgen, Inc.*                            567,792      481,046             1,048,838
      1,100               --           1,100     Applera Corporation - Applied
                                                   Biosystems Group                       29,216           --                29,216
         --              700             700     Biogen Idec, Inc.*                           --       31,731                31,731
      1,200               --           1,200     Genentech, Inc.*                        111,000           --               111,000
        300               --             300     Genzyme Corporation*                     21,234           --                21,234
      2,100               --           2,100     Gilead Sciences, Inc.*                  110,523           --               110,523
        500               --             500     Kos Pharmaceuticals, Inc.*               25,865           --                25,865
        200               --             200     Techne Corporation*                      11,230           --                11,230
                                                                                     -----------------------------------------------
                                                                                         899,326      512,777             1,412,103
                                                                                     -----------------------------------------------

                                                 BROADCASTING & CABLE TV - 0.8%
        700               --             700     Cablevision Systems Corporation*         16,429           --                16,429
      4,500               --           4,500     Clear Channel Communications, Inc.      141,525           --               141,525
      8,131           11,800          19,931     Comcast Corporation*                    211,081      306,328               517,409
         --              300             300     E.W. Scripps Company                         --       14,406                14,406
     12,400               --          12,400     Liberty Media Corporation*               97,588           --                97,588
                                                                                     -----------------------------------------------
                                                                                         466,623      320,734               787,357
                                                                                     -----------------------------------------------

                                                 BUILDING PRODUCTS - 0.3%
        800            1,100           1,900     American Standard Companies, Inc.        31,960       43,945                75,905
      3,500            4,100           7,600     Masco Corporation                       105,665      123,779               229,444
        400               --             400     USG Corporation*                         26,000           --                26,000
                                                                                     -----------------------------------------------
                                                                                         163,625      167,724               331,349
                                                                                     -----------------------------------------------

                                                 CASINOS & GAMING - 0.0%
        700               --             700     International Game Technology            21,546           --                21,546
                                                                                     -----------------------------------------------

                                                 COMMERCIAL PRINTING - 0.1%
         --            3,700           3,700     R.R. Donnelley & Sons Company                --      126,577               126,577
                                                                                     -----------------------------------------------

                                                 COMMODITY CHEMICALS - 0.0%
      1,000               --           1,000     Lyondell Chemical Company                23,820           --                23,820
                                                                                     -----------------------------------------------

                                                 COMMUNICATIONS EQUIPMENT - 3.0%
        600               --             600     Adtran, Inc.                             17,844           --                17,844



                NUMBER OF SHARES                                                                       MARKET VALUE
-------------------------------------------------                                    -----------------------------------------------
                                    PRO FORMA                                                                             PRO FORMA
   SERIES W         SERIES H        COMBINED                                           SERIES W    SERIES H  ADJUSTMENTS   COMBINED
------------------------------------------------------------------------------------------------------------------------------------
      1,900               --           1,900     Avaya, Inc.*                             20,273           --                20,273
      3,100               --           3,100     Brocade Communications
                                                   Systems, Inc.*                         12,617           --                12,617
         --            2,000           2,000     Cienna Corporation*                          --        5,940                 5,940
     41,700           30,000          71,700     Cisco Systems, Inc.*                    713,904      513,600             1,227,504
         --            4,900           4,900     Comverse Technology, Inc.*                   --      130,291               130,291
     10,600            6,300          16,900     Corning, Inc.*                          208,396      123,858               332,254
        500               --             500     Emulex Corporation*                       9,895           --                 9,895
        100               --             100     Harris Corporation                        4,301           --                 4,301
      3,800               --           3,800     Juniper Networks, Inc.*                  84,740           --                84,740
     18,900           11,300          30,200     Lucent Technologies, Inc.*               50,274       30,058                80,332
     12,600            2,900          15,500     Motorola, Inc.                          284,634       65,511               350,145
        200               --             200     Polycom, Inc.*                            3,060           --                 3,060
      6,400            2,700           9,100     Qualcomm, Inc.                          275,712      116,316               392,028
        700              100             800     Scientific-Atlanta, Inc.                 30,149        4,307                34,456
         --           14,300          14,300     Tellabs, Inc.*                               --      155,870               155,870
                                                                                     -----------------------------------------------
                                                                                       1,715,799    1,145,751             2,861,550
                                                                                     -----------------------------------------------

                                                 COMPUTER & ELECTRONICS RETAIL
                                                   - 0.2%
      3,600               --           3,600     Best Buy Company, Inc.                  156,528           --               156,528
      1,100               --           1,100     Circuit City Stores, Inc.                24,849           --                24,849
        157               --             157     GameStop Corporation*                     4,996           --                 4,996
                                                                                     -----------------------------------------------
                                                                                         186,373           --               186,373
                                                                                     -----------------------------------------------

                                                 COMPUTER HARDWARE - 3.9%
      4,600            1,100           5,700     Apple Computer, Inc.*                   330,694       79,079               409,773
     20,600            9,000          29,600     Dell, Inc.*                             617,794      269,910               887,704
     21,200           14,700          35,900     Hewlett-Packard Company                 606,956      420,861             1,027,817
      8,900            7,200          16,100     International Business Machines
                                                   Corporation                           731,580      591,840             1,323,420
        900              900           1,800     NCR Corporation*                         30,546       30,546                61,092
        300               --             300     Palm, Inc.*                               9,540           --                 9,540
      7,600               --           7,600     Sun Microsystems, Inc.*                  31,844           --                31,844
                                                                                     -----------------------------------------------
                                                                                       2,358,954    1,392,236             3,751,190
                                                                                     -----------------------------------------------

                                                 COMPUTER STORAGE & PERIPHERALS -
                                                   0.6%
     21,500           11,200          32,700     EMC Corporation*                        292,830      152,544               445,374
        400               --             400     Komag, Inc.*                             13,864           --                13,864
        600              200             800     Lexmark International, Inc.*             26,898        8,966                35,864
      1,600               --           1,600     Network Appliance, Inc.*                 43,200           --                43,200
        700               --             700     QLogic Corporation*                      22,757           --                22,757
      2,400               --           2,400     Western Digital Corporation*             44,664           --                44,664
                                                                                     -----------------------------------------------
                                                                                         444,213      161,510               605,723
                                                                                     -----------------------------------------------

                                                 CONSTRUCTION & ENGINEERING - 0.0%
        700               --             700     Quanta Services, Inc.*                    9,219           --                 9,219
        800               --             800     URS Corporation*                         30,088           --                30,088
                                                                                     -----------------------------------------------
                                                                                          39,307           --                39,307
                                                                                     -----------------------------------------------

                                                 CONSTRUCTION & FARM MACHINERY -
                                                   0.5%
      2,900               --           2,900     Caterpillar, Inc.                       167,533           --               167,533
         --              500             500     Cummins, Inc.                                --       44,865                44,865
         --            1,100           1,100     Deere & Company                              --       74,921                74,921
        100               --             100     JLG Industries, Inc.                      4,566           --                 4,566
         --            2,500           2,500     Paccar, Inc.                                 --      173,075               173,075
        400               --             400     Terex Corporation*                       23,760           --                23,760
                                                                                     -----------------------------------------------
                                                                                         195,859      292,861               488,720
                                                                                     -----------------------------------------------

                                                 CONSTRUCTION MATERIALS - 0.0%
        200               --             200     Texas Industries, Inc.                    9,968           --                 9,968
                                                                                     -----------------------------------------------

                                                 CONSUMER FINANCE - 1.1%
      4,000            2,900           6,900     American Express Company                205,840      149,234               355,074
      1,200               --           1,200     AmeriCredit Corporation*                 30,756           --                30,756
      2,581            1,600           4,181     Capital One Financial Corporation       222,998      138,240               361,238
      5,800            7,200          13,000     MBNA Corporation                        157,528      195,552               353,080
         75               --              75     PHH Corporation*                          2,101           --                 2,101
                                                                                     -----------------------------------------------
                                                                                         619,223      483,026             1,102,249
                                                                                     -----------------------------------------------



                NUMBER OF SHARES                                                                        MARKET VALUE
-------------------------------------------------                                    -----------------------------------------------
                                    PRO FORMA                                                                             PRO FORMA
   SERIES W         SERIES H        COMBINED                                           SERIES W    SERIES H  ADJUSTMENTS   COMBINED
------------------------------------------------------------------------------------------------------------------------------------
                                                 DATA PROCESSING & OUTSOURCED
                                                   SERVICES - 0.8%
         --            1,500           1,500     Automatic Data Processing,Inc.               --       68,835                68,835
        600               --             600     Ceridian Corporation*                    14,910           --                14,910
        400               --             400     CheckFree Corporation*                   18,360           --                18,360
        700            2,100           2,800     Computer Sciences Corporation*           35,448      106,344               141,792
      1,300               --           1,300     Electronic Data Systems
                                                   Corporation                            31,252           --                31,252
      6,100               --           6,100     First Data Corporation                  262,361           --               262,361
        700            3,300           4,000     Fiserv, Inc.*                            30,289      142,791               173,080
        400               --             400     Global Payments, Inc.                    18,644           --                18,644
      1,100               --           1,100     Sabre Holdings Corporation               26,521           --                26,521
                                                                                     -----------------------------------------------
                                                                                         437,785      317,970               755,755
                                                                                     -----------------------------------------------

                                                 DEPARTMENT STORES - 0.9%
      3,100            2,500           5,600     Federated Department Stores, Inc.       205,623      165,825               371,448
      3,200              900           4,100     J.C. Penney Company, Inc.               177,920       50,040               227,960
        900               --             900     Kohl's Corporation*                      43,740           --                43,740
      4,000               --           4,000     Nordstrom, Inc.                         149,600           --               149,600
      1,100               --           1,100     Saks, Inc.*                              18,546           --                18,546
        300              400             700     Sears Holding Corporation*               34,659       46,212                80,871
                                                                                     -----------------------------------------------
                                                                                         630,088      262,077               892,165
                                                                                     -----------------------------------------------

                                                 DISTILLERS & VINTNERS - 0.1%
         --            1,600           1,600     Brown-Forman Corporation (Cl.B)              --      110,912               110,912
                                                                                     -----------------------------------------------

                                                 DISTRIBUTORS - 0.0%
        200               --             200     Genuine Parts Company                     8,784           --                 8,784
                                                                                     -----------------------------------------------

                                                 DIVERSIFIED BANKS - 4.1%
     21,084           16,864          37,948     Bank of America Corporation             973,027      778,274             1,751,301
      1,100            3,000           4,100     Comerica, Inc.                           62,436      170,280               232,716
     11,933            8,800          20,733     U.S. Bancorp                            356,677      263,032               619,709
      8,800            2,900          11,700     Wachovia Corporation                    465,168      153,294               618,462
      6,000            5,200          11,200     Wells Fargo & Company                   376,980      326,716               703,696
                                                                                     -----------------------------------------------
                                                                                       2,234,288    1,691,596             3,925,884
                                                                                     -----------------------------------------------

                                                 DIVERSIFIED CHEMICALS - 0.6%
      5,300              400           5,700     Dow Chemical Company                    232,246       17,528               249,774
      1,600               --           1,600     E.I. du Pont de Nemours & Company        68,000           --                68,000
         --            1,500           1,500     Eastman Chemical Company                     --       77,385                77,385
         --              600             600     Engelhard Corporation                        --       18,090                18,090
        200               --             200     FMC Corporation*                         10,634           --                10,634
      2,000               --           2,000     PPG Industries, Inc.                    115,800           --               115,800
                                                                                     -----------------------------------------------
                                                                                         426,680      113,003               539,683
                                                                                     -----------------------------------------------

                                                 DIVERSIFIED COMMERCIAL &
                                                   PROFESSIONAL SERVICES - 0.3%
     11,500            6,300          17,800     Cendant Corporation                     198,375      108,675               307,050
        200               --             200     Dun & Bradstreet Corporation*            13,392           --                13,392
                                                                                     -----------------------------------------------
                                                                                         211,767      108,675               320,442
                                                                                     -----------------------------------------------

                                                 DIVERSIFIED METALS & MINING - 0.4%
        700               --             700     Freeport-McMoRan Copper & Gold,
                                                   Inc. (Cl.B)                            37,660           --                37,660
      1,200            1,300           2,500     Phelps Dodge Corporation                172,644      187,031               359,675
                                                                                     -----------------------------------------------
                                                                                         210,304      187,031               397,335
                                                                                     -----------------------------------------------

                                                 DRUG RETAIL - 0.1%
         --            1,000           1,000     CVS Corporation                              --       26,420                26,420
      2,300               --           2,300     Rite Aid Corporation*                     8,004           --                 8,004
      1,100              600           1,700     Walgreen Company                         48,686       26,556                75,242
                                                                                     -----------------------------------------------
                                                                                          56,690       52,976               109,666
                                                                                     -----------------------------------------------

                                                 EDUCATION SERVICES - 0.1%
      1,500               --           1,500     Apollo Group, Inc.*                      90,690           --                90,690
        600               --             600     Career Education Corporation*            20,232           --                20,232
                                                                                     -----------------------------------------------
                                                                                         110,922           --               110,922
                                                                                     -----------------------------------------------



                NUMBER OF SHARES                                                                      MARKET VALUE
-------------------------------------------------                                    -----------------------------------------------
                                    PRO FORMA                                                                             PRO FORMA
   SERIES W         SERIES H        COMBINED                                           SERIES W    SERIES H  ADJUSTMENTS   COMBINED
------------------------------------------------------------------------------------------------------------------------------------
                                                 ELECTRIC UTILITIES - 0.6%
         --            1,600           1,600     Allegheny Energy, Inc.*                      --       50,640                50,640
         --            4,000           4,000     American Electric Power Company,
                                                   Inc.                                       --      148,360               148,360
        200               --             200     DPL, Inc.                                 5,202           --                 5,202
         --            4,100           4,100     Edison International                         --      178,801               178,801
        200            1,700           1,900     Entergy Corporation                      13,730      116,705               130,435
         --              200             200     FPL Group, Inc.                              --        8,312                 8,312
        400               --             400     FirstEnergy Corporation                  19,596           --                19,596
        400              700           1,100     Progress Energy, Inc. - Contingent
                                                   Value Obligation*2                         26           46                    72
        600               --             600     Sierra Pacific Resources*                 7,824           --                 7,824
                                                                                     -----------------------------------------------
                                                                                          46,378      502,864               549,242
                                                                                     -----------------------------------------------

                                                 ELECTRICAL COMPONENTS & EQUIPMENT
                                                   - 0.3%
         --              900             900     American Power Conversion
                                                   Corporation                                --       19,800                19,800
      1,000              800           1,800     Emerson Electric Company                 74,700       59,760               134,460
      2,500               --           2,500     Rockwell Automation, Inc.               147,900           --               147,900
        300               --             300     Roper Industries, Inc.                   11,853           --                11,853
                                                                                     -----------------------------------------------
                                                                                         234,453       79,560               314,013
                                                                                     -----------------------------------------------

                                                 ELECTRONIC EQUIPMENT MANUFACTURERS
                                                   - 0.2%
      5,200               --           5,200     Agilent Technologies, Inc.*             173,108           --               173,108
        100               --             100     Mettler-Toledo International,
                                                   Inc.*                                   5,520           --                 5,520
                                                                                     -----------------------------------------------
                                                                                         178,628           --               178,628
                                                                                     -----------------------------------------------

                                                 ELECTRONIC MANUFACTURING SERVICES
                                                   - 0.2%
        900               --             900     Jabil Circuit, Inc.*                     33,381           --                33,381
         --            3,500           3,500     Molex, Inc.                                  --       90,825                90,825
      6,200            1,800           8,000     Sanmina-SCI Corporation*                 26,412        7,668                34,080
      8,000               --           8,000     Solectron Corporation*                   29,280           --                29,280
                                                                                     -----------------------------------------------
                                                                                          89,073       98,493               187,566
                                                                                     -----------------------------------------------

                                                 ENVIRONMENTAL & FACILITIES
                                                   SERVICES - 0.1%
      1,400            3,100           4,500     Waste Management, Inc.                   42,490       94,085               136,575
                                                                                     -----------------------------------------------

                                                 FERTILIZERS & AGRICULTURAL
                                                   CHEMICALS - 0.3%
        900               --             900     Agrium, Inc.                             19,791           --                19,791
      2,000            1,000           3,000     Monsanto Company                        155,060       77,530               232,590
        300               --             300     Scotts Miracle-Gro Company               13,572           --                13,572
                                                                                     -----------------------------------------------
                                                                                         188,423       77,530               265,953
                                                                                     -----------------------------------------------

                                                 FOOD DISTRIBUTORS - 0.0%
        100               --             100     Performance Food Group Company*           2,837           --                 2,837
      1,100               --           1,100     Sysco Corporation                        34,155           --                34,155
                                                                                     -----------------------------------------------
                                                                                          36,992           --                36,992
                                                                                     -----------------------------------------------

                                                 FOOD RETAIL - 0.8%
        800               --             800     Albertson's, Inc.                        17,080           --                17,080
      8,300               --           8,300     Kroger Company*                         156,704           --               156,704
      7,700            3,400          11,100     Safeway, Inc.                           182,182       80,444               262,626
        700            4,600           5,300     Supervalu, Inc.                          22,736      149,408               172,144
      1,200              500           1,700     Whole Foods Market, Inc.                 92,868       38,695               131,563
                                                                                     -----------------------------------------------
                                                                                         471,570      268,547               740,117
                                                                                     -----------------------------------------------

                                                 FOOTWEAR - 0.1%
         --            1,000           1,000     Nike, Inc. (Cl.B)                            --       86,790                86,790
        700               --             700     Timberland Company*                      22,785           --                22,785
                                                                                     -----------------------------------------------
                                                                                          22,785       86,790               109,575
                                                                                     -----------------------------------------------

                                                 FOREST PRODUCTS - 0.2%
        400            3,300           3,700     Louisiana-Pacific Corporation            10,988       90,651               101,639
      1,100               --           1,100     Weyerhaeuser Company                     72,974           --                72,974
                                                                                     -----------------------------------------------
                                                                                          83,962       90,651               174,613
                                                                                     -----------------------------------------------

                                                 GAS UTILITIES - 0.0%
         --              400             400     Nicor, Inc.                                  --       15,724                15,724
                                                                                     -----------------------------------------------



                NUMBER OF SHARES                                                                        MARKET VALUE
-------------------------------------------------                                    -----------------------------------------------
                                    PRO FORMA                                                                             PRO FORMA
   SERIES W         SERIES H        COMBINED                                           SERIES W    SERIES H  ADJUSTMENTS   COMBINED
------------------------------------------------------------------------------------------------------------------------------------
                                                 GENERAL MERCHANDISE STORES - 0.6%
        800            5,900           6,700     Dollar General Corporation               15,256      112,513               127,769
        900               --             900     Dollar Tree Stores, Inc.*                21,546           --                21,546
         --            2,900           2,900     Family Dollar Stores, Inc.                   --       71,891                71,891
      4,300            1,900           6,200     Target Corporation                      236,371      104,443               340,814
                                                                                     -----------------------------------------------
                                                                                         273,173      288,847               562,020
                                                                                     -----------------------------------------------

                                                 HEALTH CARE DISTRIBUTORS - 0.8%
        800              600           1,400     AmerisourceBergen Corporation            33,120       24,840                57,960
        400               --             400     Andrx Corporation*                        6,588           --                 6,588
      3,600            2,600           6,200     Cardinal Health, Inc.                   247,500      178,750               426,250
        500               --             500     Henry Schein, Inc.*                      21,820           --                21,820
      4,200               --           4,200     McKesson Corporation                    216,678           --               216,678
                                                                                     -----------------------------------------------
                                                                                         525,706      203,590               729,296
                                                                                     -----------------------------------------------

                                                 HEALTH CARE EQUIPMENT - 1.6%
      3,000            2,400           5,400     Baxter International, Inc.              112,950       90,360               203,310
      2,100            3,200           5,300     Becton, Dickinson & Company             126,168      192,256               318,424
      1,600               --           1,600     Boston Scientific Corporation*           39,184           --                39,184
         --              100             100     Fisher Scientific International,
                                                   Inc.*                                      --        6,186                 6,186
      1,100            1,100           2,200     Guidant Corporation                      71,225       71,225               142,450
         --            3,700           3,700     Hospira, Inc.*                               --      158,286               158,286
        200               --             200     Kinetic Concepts, Inc.*                   7,952           --                 7,952
      4,300            2,600           6,900     Medtronic, Inc.                         247,551      149,682               397,233
        400               --             400     Mentor Corporation                       18,432           --                18,432
        200               --             200     PerkinElmer, Inc.                         4,712           --                 4,712
        200            1,900           2,100     Stryker Corporation                       8,886       84,417                93,303
        300              803           1,103     Waters Corporation*                      11,340       30,353                41,693
        100              900           1,000     Zimmer Holdings, Inc.*                    6,744       60,696                67,440
                                                                                     -----------------------------------------------
                                                                                         655,144      843,461             1,498,605
                                                                                     -----------------------------------------------

                                                 HEALTH CARE FACILITIES - 0.6%
        200               --             200     Beverly Enterprises, Inc.*                2,334           --                 2,334
        200               --             200     Genesis HealthCare Corporation*           7,304           --                 7,304
      4,400            4,100           8,500     HCA, Inc.                               222,200      207,050               429,250
        300            2,100           2,400     Manor Care, Inc.                         11,931       83,517                95,448
                      11,600          11,600     Tenet Healthcare Corporation*                --       88,856                88,856
                                                                                     -----------------------------------------------
                                                                                         243,769      379,423               623,192
                                                                                     -----------------------------------------------

                                                 HEALTH CARE SERVICES - 0.9%
        200               --             200     American Healthways, Inc.*                9,050           --                 9,050
      4,900            1,500           6,400     Caremark Rx, Inc.*                      253,771       77,685               331,456
      1,800               --           1,800     Express Scripts, Inc.*                  150,840           --               150,840
        100              300             400     IMS Health, Inc.                          2,492        7,476                 9,968
      3,947               --           3,947     Medco Health Soulutions, Inc.*          220,243           --               220,243
        200               --             200     Pediatrix Medical Group, Inc.*           17,714           --                17,714
      2,300               --           2,300     Quest Diagnostics, Inc.                 118,404           --               118,404
                                                                                     -----------------------------------------------
                                                                                         772,514       85,161               857,675
                                                                                     -----------------------------------------------

                                                 HEALTH CARE SUPPLIES - 0.0%
        200               --             200     Millipore Corporation*                   13,208           --                13,208
                                                                                     -----------------------------------------------

                                                 HOME ENTERTAINMENT SOFTWARE - 0.0%
        500               --             500     Take-Two Interactive Software,
                                                   Inc.*                                   8,850           --                 8,850
                                                                                     -----------------------------------------------

                                                 HOME IMPROVEMENT RETAIL - 1.2%
        100                              100     Building Materials Holding
                                                   Corporation                             6,821           --                 6,821
     11,700            6,700          18,400     Home Depot, Inc.                        473,616      271,216               744,832
      3,700            2,100           5,800     Lowe's Companies, Inc.                  246,642      139,986               386,628
                                                                                     -----------------------------------------------
                                                                                         727,079      411,202             1,138,281
                                                                                     -----------------------------------------------

                                                 HOMEBUILDING - 0.4%
        400               --             400     Beazer Homes USA, Inc.                   29,136           --                29,136
      1,500            3,300           4,800     D.R. Horton, Inc.                        53,595      117,909               171,504
         --            1,700           1,700     KB Home                                      --      123,522               123,522
        300              600             900     Lennar Corporation                       18,306       36,612                54,918
        100               --             100     M.D.C. Holdings, Inc.                     6,198           --                 6,198
         --              300             300     Pulte Homes, Inc.                            --       11,808                11,808
                                                                                     -----------------------------------------------
                                                                                         107,235      289,851               397,086
                                                                                     -----------------------------------------------



                NUMBER OF SHARES                                                                        MARKET VALUE
-------------------------------------------------                                    -----------------------------------------------
                                    PRO FORMA                                                                             PRO FORMA
   SERIES W         SERIES H        COMBINED                                           SERIES W    SERIES H  ADJUSTMENTS   COMBINED
------------------------------------------------------------------------------------------------------------------------------------
                                                 HOMEFURNISHING RETAIL - 0.1%
      1,800               --           1,800     Bed Bath & Beyond, Inc.*                 65,070           --                65,070
                                                                                     -----------------------------------------------

                                                 HOTELS, RESORTS & CRUISE LINES -
                                                   0.4%
        200               --             200     Choice Hotels International, Inc.         8,352           --                 8,352
         --            7,300           7,300     Hilton Hotels Corporation                    --      176,003               176,003
         --            2,600           2,600     Marriott International, Inc.                 --      174,122               174,122
                                                                                     -----------------------------------------------
                                                                                           8,352      350,125               358,477
                                                                                     -----------------------------------------------

                                                 HOUSEHOLD APPLIANCES - 0.1%
         --              800             800     Black & Decker Corporation                   --       69,568                69,568
                                                                                     -----------------------------------------------

                                                 HOUSEHOLD PRODUCTS - 1.9%
         --            2,806           2,806     Clorox Company                               --      159,633               159,633
        300               --             300     Energizer Holdings, Inc.*                14,937           --                14,937
        500            4,000           4,500     Kimberly-Clark Corporation               29,825      238,600               268,425
     15,102            9,565          24,667     Procter & Gamble Company                874,104      553,622             1,427,726
                                                                                     -----------------------------------------------
                                                                                         918,866      951,855             1,870,721
                                                                                     -----------------------------------------------

                                                 HOUSEWARES & SPECIALTIES - 0.0%
        400               --             400     American Greetings Corporation            8,788           --                 8,788
                                                                                     -----------------------------------------------

                                                 HUMAN RESOURCE & EMPLOYMENT
                                                   SERVICES - 0.1%
        200               --             200     Administaff, Inc.                         8,410           --                 8,410
        500               --             500     Manpower, Inc.                           23,250           --                23,250
        600               --             600     Robert Half International, Inc.          22,734           --                22,734
                                                                                     -----------------------------------------------
                                                                                          54,394           --                54,394
                                                                                     -----------------------------------------------

                                                 HYPERMARKETS & SUPERCENTERS - 1.1%
      1,000               --           1,000     Costco Wholesale Corporation             49,470           --                49,470
      9,700           11,400          21,100     Wal-Mart Stores, Inc.                   453,960      533,520               987,480
                                                                                     -----------------------------------------------
                                                                                         503,430      533,520             1,036,950
                                                                                     -----------------------------------------------

                                                 INDEPENDENT POWER PRODUCERS &
                                                   ENERGY TRADERS - 0.6%
      1,800               --           1,800     AES Corporation*                         28,494           --                28,494
      1,600               --           1,600     Constellation Energy Group               92,160           --                92,160
         --            7,700           7,700     Duke Energy Corporation                      --      211,365               211,365
         --            1,100           1,100     Dynegy, Inc.*                                --        5,324                 5,324
      2,200            2,600           4,800     TXU Corporation                         110,418      130,494               240,912
                                                                                     -----------------------------------------------
                                                                                         231,072      347,183               578,255
                                                                                     -----------------------------------------------

                                                 INDUSTRIAL CONGLOMERATES - 3.9%
      1,200            3,100           4,300     3M Company                               93,000      240,250               333,250
     48,600           34,100          82,700     General Electric Company              1,703,430    1,195,205             2,898,635
        100                              100     Teleflex, Inc.                            6,498           --                 6,498
      7,700           11,900          19,600     Tyco International, Ltd.                222,222      343,434               565,656
                                                                                     -----------------------------------------------
                                                                                       2,025,150    1,778,889             3,804,039
                                                                                     -----------------------------------------------

                                                 INDUSTRIAL GASES - 0.2%
         --            2,900           2,900     Air Products & Chemicals, Inc.               --      171,651               171,651
                                                                                     -----------------------------------------------

                                                 INDUSTRIAL MACHINERY - 0.7%
        900               --             900     Danaher Corporation                      50,202           --                50,202
        500               --             500     Flowserve Corporation*                   19,780           --                19,780
        400               --             400     ITT Industries, Inc.                     41,128           --                41,128
      2,000              100           2,100     Illinois Tool Works, Inc.               175,980        8,799               184,779
      3,300            3,100           6,400     Ingersoll-Rand Company, Ltd.            133,221      125,147               258,368
        300              300             600     Parker Hannifin Corporation              19,788       19,788                39,576
        600               --             600     SPX Corporation                          27,462           --                27,462
        300               --             300     Unova, Inc.*                             10,140           --                10,140
                                                                                     -----------------------------------------------
                                                                                         477,701      153,734               631,435
                                                                                     -----------------------------------------------

                                                 INSURANCE BROKERS - 0.1%
      3,600               --           3,600     Aon Corporation                         129,420           --               129,420
                                                                                     -----------------------------------------------

                                                 INTEGRATED OIL & GAS - 6.2%
        800               --             800     Amerada Hess Corporation                101,456           --               101,456
     14,022            8,504          22,526     Chevron Corporation                     796,029      482,772             1,278,801



                NUMBER OF SHARES                                                                        MARKET VALUE
-------------------------------------------------                                    -----------------------------------------------
                                    PRO FORMA                                                                           PRO FORMA
   SERIES W         SERIES H        COMBINED                                           SERIES W    SERIES H  ADJUSTMENTS   COMBINED
------------------------------------------------------------------------------------------------------------------------------------
     10,166            3,400          13,566     ConocoPhillips                          591,458      197,812               789,270
     34,200           24,000          58,200     Exxon Mobil Corporation1              1,921,014    1,348,080             3,269,094
      4,000               --           4,000     Marathon Oil Corporation                243,880           --               243,880
         --              600             600     Murphy Oil Corporation                       --       32,394                32,394
      3,100              400           3,500     Occidental Petroleum Corporation        247,628       31,952               279,580
        500               --             500     Tesoro Corporation                       30,775           --                30,775
                                                                                     -----------------------------------------------
                                                                                       3,932,240    2,093,010             6,025,250
                                                                                     -----------------------------------------------

                                                 INTEGRATED TELECOMMUNICATION
                                                   SERVICES - 2.1%
     13,889           16,684          30,573     AT&T, Inc.                              340,142      408,591               748,733
      8,700            2,300          11,000     BellSouth Corporation                   235,770       62,330               298,100
        700               --             700     CenturyTel, Inc.                         23,212           --                23,212
      4,600           17,300          21,900     Qwest Communications International,
                                                   Inc.*                                  25,990       97,745               123,735
     15,500           12,600          28,100     Verizon Communications, Inc.            466,860      379,512               846,372
                                                                                     -----------------------------------------------
                                                                                       1,091,974      948,178             2,040,152
                                                                                     -----------------------------------------------

                                                 INTERNET RETAIL - 0.3%
         --            1,100           1,100     Amazon.com, Inc.*                            --       51,865                51,865
      3,200            2,600           5,800     eBay, Inc.*                             138,400      112,450               250,850
                                                                                     -----------------------------------------------
                                                                                         138,400      164,315               302,715
                                                                                     -----------------------------------------------

                                                 INTERNET SOFTWARE & SERVICES - 0.5%
        900               --             900     Check Point Software Technologies,
                                                   Ltd.*                                  18,090           --                18,090
        300               --             300     Digital River, Inc.*                      8,922           --                 8,922
      1,700               --           1,700     EarthLink, Inc.*                         18,887           --                18,887
        500               --             500     Google, Inc.*                           207,430           --               207,430
        600               --             600     Internet Security Systems, Inc.*         12,570           --                12,570
      1,250               --           1,250     United Online, Inc.                      17,775           --                17,775
        100               --             100     Websense, Inc.*                           6,564           --                 6,564
      2,100            2,700           4,800     Yahoo!, Inc.*                            82,278      105,786               188,064
                                                                                     -----------------------------------------------
                                                                                         372,516      105,786               478,302
                                                                                     -----------------------------------------------

                                                 INVESTMENT BANKING & BROKERAGE -
                                                   2.7%
        900               --             900     Ameritrade Holding Corporation*          21,600           --                21,600
         --              900             900     Bear Stearns Companies, Inc.                 --      103,977               103,977
      9,700               --           9,700     Charles Schwab Corporation              142,299           --               142,299
         --            1,700           1,700     E*Trade Financial Corporation*               --       35,462                35,462
      3,100              600           3,700     Goldman Sachs Group, Inc.               395,901       76,626               472,527
      2,500            2,000           4,500     Lehman Brothers Holdings, Inc.          320,425      256,340               576,765
      6,100            1,300           7,400     Merrill Lynch & Company, Inc.           413,153       88,049               501,202
      8,600            5,200          13,800     Morgan Stanley                          487,964      295,048               783,012
                                                                                     -----------------------------------------------
                                                                                       1,781,342      855,502             2,636,844
                                                                                     -----------------------------------------------

                                                 IT CONSULTING & OTHER SERVICES -
                                                   0.0%
        200               --             200     CACI International, Inc.*                11,476           --                11,476
                                                                                     -----------------------------------------------

                                                 LEISURE FACILITIES - 0.0%
        200               --             200     Six Flags, Inc.*                          1,542           --                 1,542
                                                                                     -----------------------------------------------

                                                 LEISURE PRODUCTS - 0.0%
        562               --             562     CCE Spinco, Inc.*                         7,369           --                 7,369
      1,100               --           1,100     Hasbro, Inc.                             22,198           --                22,198
                                                                                     -----------------------------------------------
                                                                                          29,567           --                29,567
                                                                                     -----------------------------------------------

                                                 LIFE & HEALTH INSURANCE - 1.2%
        900               --             900     AFLAC, Inc.                              41,778           --                41,778
        400               --             400     AmerUs Group Company*                    22,668           --                22,668
         --            1,300           1,300     Genworth Financial, Inc.                     --       44,954                44,954
         --            1,200           1,200     Jefferson-Pilot Corporation                  --       68,316                68,316
        200               --             200     Lincoln National Corporation             10,606           --                10,606
      4,200            5,400           9,600     MetLife, Inc.                           205,800      264,600               470,400
      2,800            3,600           6,400     Prudential Financial, Inc.              204,932      263,484               468,416
        400               --             400     StanCorp Financial Group, Inc.           19,980           --                19,980
         --            1,000           1,000     Torchmark Corporation                        --       55,600                55,600
                                                                                     -----------------------------------------------
                                                                                         505,764      696,954             1,202,718
                                                                                     -----------------------------------------------

                                                 MANAGED HEALTH CARE - 2.1%
      1,400            1,400           2,800     Aetna, Inc.                             132,034      132,034               264,068
      1,800            1,600           3,400     Cigna Corporation                       201,060      178,720               379,780
        400               --             400     Coventry Health Care, Inc.*              22,784           --                22,784



                NUMBER OF SHARES                                                                        MARKET VALUE
-------------------------------------------------                                    -----------------------------------------------
                                    PRO FORMA                                                                             PRO FORMA
   SERIES W         SERIES H        COMBINED                                           SERIES W    SERIES H  ADJUSTMENTS   COMBINED
------------------------------------------------------------------------------------------------------------------------------------
        500               --             500     Health Net, Inc.*                        25,775           --                25,775
        800            3,500           4,300     Humana, Inc.*                            43,464      190,155               233,619
        300               --             300     Sierra Health Services, Inc.*            23,988           --                23,988
      6,954            2,600           9,554     UnitedHealth Group, Inc.                432,122      161,564               593,686
        200               --             200     WellCare Health Plans, Inc.*              8,170           --                 8,170
      4,956              400           5,356     WellPoint, Inc.*                        395,418       31,916               427,334
                                                                                     -----------------------------------------------
                                                                                       1,284,815      694,389             1,979,204
                                                                                     -----------------------------------------------

                                                 MARINE - 0.0%
        200               --             200     General Maritime Corporation              7,408           --                 7,408
        300               --             300     OMI Corporation                           5,445           --                 5,445
                                                                                     -----------------------------------------------
                                                                                          12,853           --                12,853
                                                                                     -----------------------------------------------

                                                 METAL & GLASS CONTAINERS - 0.1%
         --            2,000           2,000     Ball Corporation                             --       79,440                79,440
      1,000               --           1,000     Owens-Illinois, Inc.*                    21,040           --                21,040
                                                                                     -----------------------------------------------
                                                                                          21,040       79,440               100,480
                                                                                     -----------------------------------------------

                                                 MOTORCYCLE MANUFACTURERS - 0.2%
      2,600            1,400           4,000     Harley-Davidson, Inc.                   133,874       72,086               205,960
                                                                                     -----------------------------------------------

                                                 MOVIES & ENTERTAINMENT - 2.2%
     12,200           15,500          27,700     News Corporation                        189,710      241,025               430,735
     28,300           14,900          43,200     Time Warner, Inc.                       493,552      259,856               753,408
      9,404            9,500          18,904     Viacom, Inc. (Cl.B)                     306,570      309,700               616,270
      6,800            8,500          15,300     Walt Disney Company                     162,996      203,745               366,741
                                                                                     -----------------------------------------------
                                                                                       1,152,828    1,014,326             2,167,154
                                                                                     -----------------------------------------------

                                                 MULTI-LINE INSURANCE - 1.5%
     10,637            6,900          17,537     American International Group, Inc.      725,763      470,787             1,196,550
      2,400              500           2,900     Hartford Financial Services Group,
                                                   Inc.                                  206,136       42,945               249,081
        500                                      Loews Corporation                        47,425           --                47,425
                                                                                     -----------------------------------------------
                                                                                         979,324      513,732             1,493,056
                                                                                     -----------------------------------------------

                                                 MULTI-UTILITIES - 0.7%
         --            3,200           3,200     CMS Enerfgy Corporation*                     --       46,432                46,432
         --            6,900           6,900     CenterPoint Energy, Inc.                     --       88,665                88,665
         --            2,400           2,400     KeySpan Corporation                          --       85,656                85,656
        200               --             200     NiSource, Inc.                            4,172           --                 4,172
      4,000            3,300           7,300     PG&E Corporation                        148,480      122,496               270,976
         --            8,100           8,100     Teco Energy, Inc.                            --      139,158               139,158
                                                                                     -----------------------------------------------
                                                                                         152,652      482,407               635,059
                                                                                     -----------------------------------------------

                                                 OFFICE ELECTRONICS - 0.2%
     11,100               --          11,100     Xerox Corporation*                      162,615           --               162,615
                                                                                     -----------------------------------------------

                                                 OFFICE SERVICES & SUPPLIES - 0.1%
      1,500               --           1,500     Pitney Bowes, Inc.                       63,375           --                63,375
                                                                                     -----------------------------------------------

                                                 OIL & GAS DRILLING - 0.7%
      1,300               --           1,300     Grey Wolf, Inc.*                         10,049           --                10,049
        100               --             100     Helmerich & Payne, Inc.                   6,191           --                 6,191
         --            2,300           2,300     Nabors Industries, Ltd.*                     --      174,225               174,225
         --            2,200           2,200     Noble Corporation                            --      155,188               155,188
        400               --             400     Pride International, Inc.*               12,300           --                12,300
         --            2,100           2,100     Rowan Companies, Inc.                        --       74,844                74,844
      2,100            1,900           4,000     Transocean, Inc.*                       146,349      132,411               278,760
                                                                                     -----------------------------------------------
                                                                                         174,889      536,668               711,557
                                                                                     -----------------------------------------------

                                                 OIL & GAS EQUIPMENT & SERVICES -
                                                   0.2%
      1,100               --           1,100     Halliburton Company                      68,156           --                68,156
        200               --             200     Lone Star Technologies, Inc.*            10,332           --                10,332
        200               --             200     NS Group, Inc.*                           8,362           --                 8,362
         --              600             600     Schlumberger, Ltd.                           --       58,290                58,290
        200               --             200     Universal Compression Holdings,
                                                   Inc.*                                   8,224           --                 8,224
        300               --             300     Veritas DGC, Inc.*                       10,647           --                10,647
                                                                                     -----------------------------------------------
                                                                                         105,721       58,290               164,011
                                                                                     -----------------------------------------------

                                                 OIL & GAS EXPLORATION & PRODUCTION
                                                   - 2.0%



                NUMBER OF SHARES                                                                        MARKET VALUE
-------------------------------------------------                                    -----------------------------------------------
                                    PRO FORMA                                                                             PRO FORMA
   SERIES W         SERIES H        COMBINED                                           SERIES W    SERIES H  ADJUSTMENTS   COMBINED
------------------------------------------------------------------------------------------------------------------------------------
      2,100            1,700           3,800     Anadarko Petroleum Corporation          198,975      161,075               360,050
      2,500               --           2,500     Apache Corporation                      171,300           --               171,300
      3,300            2,700           6,000     Burlington Resources, Inc.              284,460      232,740               517,200
        300               --             300     Comstock Resources, Inc.*                 9,153           --                 9,153
      3,000            3,100           6,100     Devon Energy Corporation                187,620      193,874               381,494
      1,000               --           1,000     EOG Resources, Inc.                      73,370           --                73,370
        400               --             400     KCS Energy, Inc.*                         9,688           --                 9,688
      1,295               --           1,295     Kerr-McGee Corporation                  117,664           --               117,664
        200               --             200     Remington Oil & Gas Corporation*          7,300           --                 7,300
        200               --             200     Swift Energy Company*                     9,014           --                 9,014
        400               --             400     Vintage Petroleum, Inc.                  21,332           --                21,332
        200               --             200     Whiting Petroleum Corporation*            8,000           --                 8,000
      2,300            4,200           6,500     XTO Energy, Inc.                        101,062      184,548               285,610
                                                                                     -----------------------------------------------
                                                                                       1,198,938      772,237             1,971,175
                                                                                     -----------------------------------------------

                                                 OIL & GAS REFINING & MARKETING -
                                                   0.5%
        100               --             100     Giant Industries, Inc.*                   5,196           --                 5,196
      2,300               --           2,300     Sunoco, Inc.                            180,274           --               180,274
      4,568            1,400           5,968     Valero Energy Corporation               235,709       72,240               307,949
                                                                                     -----------------------------------------------
                                                                                         421,179       72,240               493,419
                                                                                     -----------------------------------------------

                                                 OIL & GAS STORAGE & TRANSPORTATION
                                                  -- 0.2%
         --           10,700          10,700     El Paso Corporation                          --      130,112               130,112
        400               --             400     Overseas Shipholding Group, Inc.         20,156           --                20,156
                                                                                     -----------------------------------------------
                                                                                          20,156      130,112               150,268
                                                                                     -----------------------------------------------

                                                 OTHER DIVERSIFIED FINANCIAL
                                                   SERVICES - 3.7%
     26,231           15,100          41,331     Citigroup, Inc.                       1,272,990      732,803             2,005,793
     18,828           10,841          29,669     JP Morgan Chase & Company               747,283      430,279             1,177,562
      4,000            3,700           7,700     Principal Financial Group, Inc.         189,720      175,491               365,211
                                                                                     -----------------------------------------------
                                                                                       2,209,993    1,338,573             3,548,566
                                                                                     -----------------------------------------------

                                                 PACKAGED FOODS & MEATS - 0.7%
      1,300            4,900           6,200     Campbell Soup Company                    38,701      145,873               184,574
         --            1,400           1,400     ConAgra Foods, Inc.                          --       28,392                28,392
        500               --             500     Dean Foods Company*                      18,830           --                18,830
        300               --             300     Del Monte Foods Company*                  3,129           --                 3,129
      2,000            2,600           4,600     General Mills, Inc.                      98,640      128,232               226,872
        800               --             800     H.J. Heinz Company                       26,976           --                26,976
         --              400             400     McCormick & Company, Inc.                    --       12,368                12,368
        600               --             600     Pilgrim's Pride Corporation              19,896           --                19,896
      3,400            4,300           7,700     Sara Lee Corporation                     64,260       81,270               145,530
        700              900           1,600     Tyson Foods, Inc.                        11,970       15,390                27,360
                                                                                     -----------------------------------------------
                                                                                         282,402      411,525               693,927
                                                                                     -----------------------------------------------

                                                 PAPER PACKAGING - 0.1%
        300               --             300     Sealed Air Corporation*                  16,851           --                16,851
         --            1,300           1,300     Temple-Inland, Inc.                          --       58,305                58,305
                                                                                     -----------------------------------------------
                                                                                          16,851       58,305                75,156
                                                                                     -----------------------------------------------

                                                 PAPER PRODUCTS - 0.0%
      1,200               --           1,200     International Paper Company              40,332           --                40,332
        800               --             800     MeadWestvaco Corporation                 22,424           --                22,424
                                                                                     -----------------------------------------------
                                                                                          62,756           --                62,756
                                                                                     -----------------------------------------------

                                                 PERSONAL PRODUCTS - 0.1%
      4,400              600           5,000     Avon Products, Inc.                     125,620       17,130               142,750
                                                                                     -----------------------------------------------

                                                 PHARMACEUTICALS - 6.5%
      6,100            7,400          13,500     Abbott Laboratories                     240,523      291,782               532,305
      1,200               --           1,200     Allergan, Inc.                          129,552           --               129,552
        500               --             500     Alpharma, Inc.                           14,255           --                14,255
        700               --             700     Barr Pharmaceuticals, Inc.*              43,603           --                43,603
      4,800              500           5,300     Bristol-Myers Squibb Company            110,304       11,490               121,794
      2,700            3,100           5,800     Eli Lilly & Company                     152,793      175,429               328,222
        300               --             300     Endo Pharmaceuticals Holdings, Inc.*      9,078           --                 9,078
      3,600              400           4,000     Forest Laboratories, Inc.*              146,448       16,272               162,720
     15,386           12,500          27,886     Johnson & Johnson                       924,699      751,250             1,675,949



                NUMBER OF SHARES                                                                        MARKET VALUE
-------------------------------------------------                                    -----------------------------------------------
                                    PRO FORMA                                                                             PRO FORMA
   SERIES W         SERIES H        COMBINED                                           SERIES W    SERIES H  ADJUSTMENTS   COMBINED
------------------------------------------------------------------------------------------------------------------------------------
      1,700               --           1,700     King Pharmaceuticals, Inc.*              28,764           --                28,764
        100               --             100     Medicis Pharmaceutical Corporation        3,205           --                 3,205
     14,300            7,400          21,700     Merck & Company, Inc.                   454,883      235,394               690,277
     43,265           31,300          74,565     Pfizer, Inc.                          1,008,940      729,916             1,738,856
         --            1,100           1,100     Schering Plough Corporation                  --       22,935                22,935
        100               --             100     Sepracor, Inc.*                           5,160           --                 5,160
        700              400           1,100     Watson Pharmaceuticals, Inc.*            22,757       13,004                35,761
      8,600            7,400          16,000     Wyeth                                   396,202      340,918               737,120
                                                                                     -----------------------------------------------
                                                                                       3,691,166    2,588,390             6,279,556
                                                                                     -----------------------------------------------

                                                 PROPERTY & CASUALTY INSURANCE -
                                                   1.5%
      3,200            4,600           7,800     Allstate Corporation                    173,024      248,722               421,746
        100               --             100     Arch Capital Group, Ltd.*                 5,475           --                 5,475
      1,300            1,800           3,100     Chubb Corporation                       126,945      175,770               302,715
         --            1,459           1,459     Cincinnati Financial Corporation             --       65,188                65,188
        790               --             790     Fidelity National Financial, Inc.        29,064           --                29,064
        173               --             173     Fidelity National Title Group,
                                                   Inc.                                    4,212           --                 4,212
        100               --             100     LandAmerica Financial Group, Inc.         6,240           --                 6,240
        500               --             500     MBIA, Inc.                               30,080           --                30,080
        600               --             600     Progressive Corporation                  70,068           --                70,068
         --            1,500           1,500     Safeco Corporation                           --       84,750                84,750
      5,200            4,188           9,388     St. Paul Travelers Companies, Inc.      232,284      187,078               419,362
                                                                                     -----------------------------------------------
                                                                                         677,392      761,508             1,438,900
                                                                                     -----------------------------------------------

                                                 PUBLISHING - 0.4%
      2,900            1,100           4,000     Gannett Company, Inc.                   175,653       66,627               242,280
      1,900               --           1,900     McGraw-Hill Companies, Inc.              98,097           --                98,097
        600               --             600     Tribune Company                          18,156           --                18,156
                                                                                     -----------------------------------------------
                                                                                         291,906       66,627               358,533
                                                                                     -----------------------------------------------

                                                 RAILROADS - 0.6%
      2,600            3,300           5,900     Burlington Northern Santa Fe
                                                   Corporation                           184,132      233,706               417,838
        100              100             200     CSX Corporation                           5,077        5,077                10,154
      3,400               --           3,400     Norfolk Southern Corporation            152,422           --               152,422
        400               --             400     Union Pacific Corporation                32,204           --                32,204
                                                                                     -----------------------------------------------
                                                                                         373,835      238,783               612,618
                                                                                     -----------------------------------------------

                                                 REAL ESTATE INVESTMENT TRUSTS -
                                                   0.4%
         --              100             100     Apartment Investment & Management
                                                   Company                                    --        3,787                 3,787
         --            2,000           2,000     Archstone-Smith Trust                        --       83,780                83,780
         --            5,500           5,500     Equity Office Properties Trust               --      166,815               166,815
         --            1,700           1,700     Simon Property Group, Inc.                   --      130,271               130,271
                                                                                     -----------------------------------------------
                                                                                              --      384,653               384,653
                                                                                     -----------------------------------------------

                                                 REGIONAL BANKS - 1.1%
      1,100               --           1,100     BB&T Corporation                         46,101           --                46,101
         --            2,000           2,000     First Horizon National Corporation           --       76,880                76,880
      2,800            5,500           8,300     KeyCorp                                  92,204      181,115               273,319
        500               --             500     M&T Bank Corporation                     54,525           --                54,525
      1,900            4,100           6,000     National City Corporation                63,783      137,637               201,420
        800               --             800     PNC Financial Services Group, Inc.       49,464           --                49,464
      1,064               --           1,064     Regions Financial Corporation            36,346           --                36,346
        600              100             700     SunTrust Banks, Inc.                     43,656        7,276                50,932
         --            6,000           6,000     Synovus Financial Corporation                --      162,060               162,060
        900                              900     UnionBanCal Corporation                  61,848           --                61,848
                                                                                     -----------------------------------------------
                                                                                         447,927      564,968             1,012,895
                                                                                     -----------------------------------------------

                                                 REINSURANCE - 0.0%
        100               --             100     Everest Re Group, Ltd.                   10,035           --                10,035
                                                                                     -----------------------------------------------

                                                 RESTAURANTS - 0.5%
         --            4,300           4,300     Darden Restaurants, Inc.                     --      167,184               167,184
      5,200              400           5,600     McDonald's Corporation                  175,344       13,488               188,832
      2,400              400           2,800     Yum! Brands, Inc.                       112,512       18,752               131,264
                                                                                     -----------------------------------------------
                                                                                         287,856      199,424               487,280
                                                                                     -----------------------------------------------

                                                 SEMICONDUCTOR EQUIPMENT - 0.5%
     15,100               --          15,100     Applied Materials, Inc.                 270,894           --               270,894
        300               --             300     Cymer, Inc.*                             10,653           --                10,653



                NUMBER OF SHARES                                                                        MARKET VALUE
-------------------------------------------------                                    -----------------------------------------------
                                    PRO FORMA                                                                             PRO FORMA
   SERIES W         SERIES H        COMBINED                                           SERIES W    SERIES H  ADJUSTMENTS   COMBINED
------------------------------------------------------------------------------------------------------------------------------------
      1,900              900           2,800     KLA-Tencor Corporation                   93,727       44,397               138,124
        700               --             700     Lam Research Corporation*                24,976           --                24,976
      1,000               --           1,000     Novellus Systems, Inc.*                  24,120           --                24,120
                                                                                     -----------------------------------------------
                                                                                         424,370       44,397               468,767
                                                                                     -----------------------------------------------

                                                 SEMICONDUCTORS - 3.7%
      5,300              600           5,900     Analog Devices, Inc.                    190,111       21,522               211,633
      4,200               --           4,200     Broadcom Corporation*                   198,030           --               198,030
      1,400               --           1,400     Fairchild Semiconductor
                                                   International, Inc.*                   23,674           --                23,674
      5,283            6,472          11,755     Freescale Semiconductor, Inc.
                                                   (Cl.B)*                               132,973      162,900               295,873
        200               --             200     Genesis Microchip, Inc.*                  3,618           --                 3,618
     41,500           26,200          67,700     Intel Corporation                     1,035,840      653,952             1,689,792
      1,000               --           1,000     Intersil Corporation                     24,880           --                24,880
      3,100            7,100          10,200     LSI Logic Corporation*                   24,800       56,800                81,600
         --              700             700     Linear Technology Corporation                --       25,249                25,249
        500               --             500     Micrel, Inc.*                             5,800           --                 5,800
      1,000               --           1,000     Microchip Technology, Inc.               32,150           --                32,150
        300               --             300     Microsemi Corporation*                    8,298           --                 8,298
        900              100           1,000     NVIDIA Corporation*                      32,904        3,656                36,560
      1,400            5,700           7,100     National Semiconductor Corporation       36,372      148,086               184,458
        600               --             600     OmniVision Technologies, Inc.*           11,976           --                11,976
     16,000            7,300          23,300     Texas Instruments, Inc.                 513,120      234,111               747,231
        200               --             200     Zoran Corporation*                        3,242           --                 3,242
                                                                                     -----------------------------------------------
                                                                                       2,277,788    1,306,276             3,584,064
                                                                                     -----------------------------------------------

                                                 SOFT DRINKS - 1.5%
      7,100           10,600          17,700     Coca-Cola Company                       286,201      427,286               713,487
      1,200            1,900           3,100     Pepsi Bottling Group, Inc.               34,332       54,359                88,691
      5,120            5,700          10,820     PepsiCo, Inc.                           302,490      336,756               639,246
                                                                                     -----------------------------------------------
                                                                                         623,023      818,401             1,441,424
                                                                                     -----------------------------------------------

                                                 SPECIALIZED FINANCE - 0.4%
      2,200            1,400           3,600     CIT Group, Inc.                         113,916       72,492               186,408
        350               --             350     Chicago Mercantile Exchange
                                                   Holdings, Inc.                        128,621           --               128,621
      1,700               --           1,700     Moody's Corporation                     104,414           --               104,414
                                                                                     -----------------------------------------------
                                                                                         346,951       72,492               419,443
                                                                                     -----------------------------------------------

                                                 SPECIALTY CHEMICALS -- 0.3%
         --              400             400     International Flavors &
                                                   Fragrances, Inc.                           --       13,400                13,400
        100               --             100     Lubrizol Corporation                      4,343           --                 4,343
      1,500            3,300           4,800     Rohm & Haas Company                      72,630      159,786               232,416
                                                                                     -----------------------------------------------
                                                                                          76,973      173,186               250,159
                                                                                     -----------------------------------------------

                                                 SPECIALTY STORES - 0.5%
        600               --             600     Barnes & Noble, Inc.                     25,602           --                25,602
        500               --             500     Claire's Stores, Inc.                    14,610           --                14,610
      1,000            3,400           4,400     Office Depot, Inc.*                      31,400      106,760               138,160
        700               --             700     OfficeMax, Inc.                          17,752           --                17,752
        300               --             300     Sports Authority, Inc.*                   9,339           --                 9,339
      9,450               --           9,450     Staples, Inc.                           214,609           --               214,609
        100               --             100     Tiffany & Company                         3,829           --                 3,829
        300               --             300     Weight Watchers International,
                                                   Inc.*                                  14,829           --                14,829
        100               --             100     Zale Corporation*                         2,515           --                 2,515
                                                                                     -----------------------------------------------
                                                                                         334,485      106,760               441,245
                                                                                     -----------------------------------------------

                                                 STEEL - 0.4%
      1,400               --           1,400     AK Steel Holding Corporation*            11,130           --                11,130
        200               --             200     Carpenter Technology Corporation         14,094           --                14,094
        300               --             300     Commercial Metals Company                11,262           --                11,262
      2,200            2,300           4,500     Nucor Corporation                       146,784      153,456               300,240
        200               --             200     Quanex Corporation                        9,994           --                 9,994
        400               --             400     Reliance Steel & Aluminum Company        24,448           --                24,448
        300               --             300     Steel Dynamics, Inc.                     10,653           --                10,653
        100               --             100     United States Steel Corporation           4,807           --                 4,807
        400               --             400     Worthington Industries, Inc.              7,684           --                 7,684
                                                                                     -----------------------------------------------
                                                                                         240,856      153,456               394,312
                                                                                     -----------------------------------------------

                                                 SYSTEMS SOFTWARE - 3.5%
      2,700               --           2,700     BEA Systems, Inc.*                       25,380           --                25,380



                NUMBER OF SHARES                                                                        MARKET VALUE
-------------------------------------------------                                    -----------------------------------------------
                                    PRO FORMA                                                                             PRO FORMA
   SERIES W         SERIES H        COMBINED                                           SERIES W    SERIES H  ADJUSTMENTS   COMBINED
------------------------------------------------------------------------------------------------------------------------------------
      1,300            5,900           7,200     BMC Software, Inc.*                      26,637      120,891               147,528
      5,000               --           5,000     Computer Associates International,
                                                   Inc.                                  140,950           --               140,950
        900               --             900     McAfee, Inc.*                            24,417           --                24,417
     45,200           33,200          78,400     Microsoft Corporation                 1,181,980      868,180             2,050,160
        100               --             100     MicroStrategy, Inc.*                      8,274           --                 8,274
      3,100               --           3,100     Novell, Inc.*                            27,373           --                27,373
     29,000           19,800          48,800     Oracle Corporation*                     354,090      241,758               595,848
      1,100               --           1,100     Red Hat, Inc.*                           29,964           --                29,964
     13,261            6,147          19,408     Symantec Corporation*                   232,067      107,573               339,640
                                                                                     -----------------------------------------------
                                                                                       2,051,132    1,338,402             3,389,534
                                                                                     -----------------------------------------------

                                                 TECHNOLOGY DISTRIBUTORS - 0.1%
        800               --             800     Arrow Electronics, Inc.*                 25,624           --                25,624
      1,100               --           1,100     Avnet, Inc.*                             26,334           --                26,334
        300               --             300     CDW Corporation                          17,271           --                17,271
        200               --             200     Tech Data Corporation*                    7,936           --                 7,936
                                                                                     -----------------------------------------------
                                                                                          77,165           --                77,165
                                                                                     -----------------------------------------------

                                                 THRIFTS & MORTGAGE FINANCE - 1.6%
        200               --             200     Accredited Home Lenders Holding
                                                   Company*                                9,916           --                 9,916
        750               --             750     Astoria Financial Corporation            22,050           --                22,050
      4,598            1,300           5,898     Countrywide Financial Corporation       157,206       44,447               201,653
      6,100              700           6,800     Fannie Mae                              297,741       34,167               331,908
      2,600              300           2,900     Freddie Mac                             169,910       19,605               189,515
        100               --             100     Fremont General Corporation               2,323           --                 2,323
      1,000              200           1,200     Golden West Financial Corporation        66,000       13,200                79,200
        400            2,400           2,800     MGIC Investment Corporation              26,328      157,968               184,296
        300               --             300     PMI Group, Inc.                          12,321           --                12,321
        500               --             500     Radian Group, Inc.                       29,295           --                29,295
      5,540            6,415          11,955     Washington Mutual, Inc.                 240,990      279,053               520,043
                                                                                     -----------------------------------------------
                                                                                       1,034,080      548,440             1,582,520
                                                                                     -----------------------------------------------

                                                 TIRES & RUBBER - 0.2%
      1,500            8,400           9,900     Goodyear Tire & Rubber Company*          26,070      145,992               172,062
                                                                                     -----------------------------------------------

                                                 TOBACCO - 1.6%
     10,500            6,700          17,200     Altria Group, Inc.                      784,560      500,624             1,285,184
        300               --             300     Loews Corporation - Carolina Group       13,197           --                13,197
      1,700               --           1,700     Reynolds American, Inc.                 162,061           --               162,061
         --            1,500           1,500     UST, Inc.                                    --       61,245                61,245
                                                                                     -----------------------------------------------
                                                                                         959,818      561,869             1,521,687
                                                                                     -----------------------------------------------

                                                 TRADING COMPANIES & DISTRIBUTORS -
                                                   0.0%
        400               --             400     United Rentals, Inc.*                     9,356           --                 9,356
                                                                                     -----------------------------------------------

                                                 TRUCKING - 0.0%
        300               --             300     Landstar System, Inc.                    12,522           --                12,522
                                                                                     -----------------------------------------------

                                                 WIRELESS TELECOMMUNICATION SERVICE
                                                  -- 0.9%
      1,400               --           1,400     American Tower Corporation*              37,940           --                37,940
        700               --             700     Crown Castle International
                                                   Corporation*                           18,837           --                18,837
      1,200               --           1,200     Dobson Communications Corporation*        9,000           --                 9,000
     21,548           11,600          33,148     Sprint Nextel Corporation               503,361      270,976               774,337
                                                                                     -----------------------------------------------
                                                                                         569,138      270,976               840,114
                                                                                     -----------------------------------------------

                                                 TOTAL COMMON STOCKS
                                                   (cost $89,569,896)                 55,575,504   39,199,643            94,775,147
                                                                                     -----------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 FOREIGN STOCKS - 0.4%
------------------------------------------------------------------------------------------------------------------------------------
                                                 CANADA - 0.6%
      1,768                                      Canadian Natural Resources, Ltd.         87,647           --                87,647
      5,300                                      Paramount Resources, Ltd.*              140,877           --               140,877
        500                                      Precision Drilling Trust                 16,508           --                16,508
      1,600                                      Talisman Energy, Inc.                    84,783           --                84,783
      1,500                                      Trilogy Energy Trust                     30,710           --                30,710
                                                                                     -----------------------------------------------
                                                                                         360,525           --               360,525
                                                                                     -----------------------------------------------



                NUMBER OF SHARES                                                                     MARKET VALUE
-------------------------------------------------                                    ---------------------------------------------
                                    PRO FORMA                                                                           PRO FORMA
   SERIES W         SERIES H        COMBINED                                           SERIES W    SERIES H  ADJUSTMENTS   COMBINED
------------------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL FOREIGN STOCKS
                                                   (cost $85,667)                        360,525           --                360,525
                                                                                     -----------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 PREFERRED STOCK - 0.0%
------------------------------------------------------------------------------------------------------------------------------------
                                                 REGIONAL BANKS - 0.0%
        200                                      Wachovia Corporation* 2                       1           --                      1
                                                                                     -----------                        ------------

                                                 TOTAL PREFERRED STOCK
                                                   (cost $48)                                  1           --                      1
                                                                                     -----------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 WARRANT - 0.0%
------------------------------------------------------------------------------------------------------------------------------------
      1,000                                      Dime Bancorp, Inc., $1.00,
                                                   11-22-05                                  130           --                    130
                                                                                     -----------                        ------------

                                                 TOTAL WARRANT
                                                   (cost $375)                               130           --                    130
                                                                                     -----------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 U.S. GOVERNMENT SECURITIES - 0.1%
------------------------------------------------------------------------------------------------------------------------------------
         --     $    115,000     $   115,000     U.S. Treasury Bill, 4.048%,
                                                   04-06-06                                   --      113,813                113,813

                                                 TOTAL U.S. GOVERNMENT SECURITIES
                                                                                     -----------------------------------------------
                                                   (cost $113,805)                            --      113,813                113,813

------------------------------------------------------------------------------------------------------------------------------------
                                                 REPURCHASE AGREEMENT - 0.6%
------------------------------------------------------------------------------------------------------------------------------------
         --     $    623,000     $   623,000     United Missouri Bank, 3.78%, dated
                                                   12-30-05, matures 01-03-06;
                                                   repurchase amount of $623,262
                                                   (Collateralized by U.S. Treasury
                                                   Notes, 1.875%, 01-31-06 with a
                                                   value of $635,947)                         --      623,000                623,000
                                                 TOTAL REPURCHASE AGREEMENT
                                                                                     -----------------------------------------------
                                                   (cost $623,000)                            --      623,000                623,000
                                                                                     -----------------------------------------------
                                                 TOTAL INVESTMENTS - 99.3%
                                                                                     ------------------------
                                                   (cost $90,392,791)                 55,936,160   39,936,456             95,872,616
                                                 CASH & OTHER ASSETS, LESS
                                                   LIABILITIES - 0.7%                    493,088      164,616   (16,750)     640,954
                                                                                     -----------------------------------------------
                                                 TOTAL NET ASSETS - 100.0%           $56,429,248  $40,101,072  $(16,750) $96,513,570
                                                                                     ===============================================


For federal income tax purposes the identified cost of investments owned at December 31, 2005 was $92,413,242.

* Non-income producing security

1     Security is segregated as collateral for open futures contracts.

2 Security is restricted. The total market value of restricted securities is $73 (cost $576), or 0.0% of total net assets. The acquisition dates range from November 8, 1999 to June 6, 2002.

SBL FUND - SERIES H (ENHANCED INDEX SERIES)

NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS

DECEMBER 31, 2005
(UNAUDITED)

1. DESCRIPTION OF FUND

Series H (Enhanced Index Series) ("Acquiring Fund"), a series of SBL Fund (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company of the series type.

2. BASIS OF COMBINATION

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the Series W (Main Street Growth & Income Series), a series of SBL Fund, by Series H, a series of SBL Fund, as if such acquisitions had taken place as of January 1, 2005.

Under the terms of the Plan of Reorganization, the combination of Series W with Series H will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Series W in exchange for shares of Series H at net asset value. The statement of assets and liabilities and the related statement of operations of Series W and Series H have been combined as of and for the twelve months ended December 31, 2005. Following the acquisition, Series H will be the accounting survivor. In accordance with U.S. generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.


The estimated cost of the reorganization is approximately $33,750. One-half of these costs will be borne by SBL Fund Series W and one-half by Security Management Company. This amount is reflected as an adjustment in the Statement of Assets and Liabilities. The costs of the reorganization include the preparation and mailing of the Notice, Proxy Statement/Prospectus and proxy, the solicitation of proxies, including reimbursements to broker-dealers and others who forwarded proxy materials to their clients, and legal and tax fees.


The accompanying pro-forma financial statements should be read in conjunction with the financial statements of Series W and Series H included in SBL Fund's annual report dated December 31, 2005.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of Series W by Series H had taken place as of January 1, 2005.

3. PORTFOLIO VALUATION

Valuations of the Fund's securities are supplied by pricing services approved by the Board of Directors. The Fund's officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services. Each security owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Securities listed on the Nasdaq Stock Market, Inc. ("Nasdaq") will be valued at the Nasdaq Official Closing Price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. If events occur after the close of the foreign exchange that will affect the value of a fund's portfolio securities before the time as of which NAV is calculated (a "significant event"), the security will generally be priced using a fair value procedure. If the Valuation Committee determines a significant event has occurred, it will evaluate the impact of that event on an affected security or securities, to determine whether a fair value adjustment would materially affect the Fund's net asset value per share. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased within 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as WEBS(R). In addition, the Board of Directors has authorized the Valuation Committee and Administrator to use prices and other information supplied by IDC's Fair Value Information Service in valuing foreign securities. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

4. CAPITAL SHARES

The pro forma net asset value per share assumes the issuance of shares of Series H that would have been issued at December 31, 2005, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Series W as of December 31, 2005, divided by the net asset value per share of the shares of Series H as of December 31, 2005. The pro forma number of shares outstanding for the combined fund consists of the following at December 31, 2005:

                                        ADDITIONAL SHARES           TOTAL
               SHARES OF SERIES H       ASSUMED ISSUED IN     OUTSTANDING SHARES
                PRE-COMBINATION          REORGANIZATION        POST-COMBINATION
              ------------------------------------------------------------------
Series H           4,186,037                5,890,318             10,076,355

5. FEDERAL INCOME TAXES

Each series has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, Series H intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

                                     PART C

                                OTHER INFORMATION

ITEM 15     INDEMNIFICATION

A policy of insurance covering Security Management Company, LLC, its affiliate Security Distributors, Inc., and all of the registered investment companies advised by Security Management Company, LLC insures the Registrant's directors and officers against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Paragraph 30 of the Registrant's Bylaws, as amended February 3, 1995, provides in relevant part as follows:

      30. INDEMNIFICATION AND LIABILITY OF DIRECTORS AND OFFICERS. Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

      No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other corporation which he/she serves as a Director or officer at the request of the Corporation, if such person (a) exercised the same degree of care and skill as a prudent man would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which he/she had no reasonable grounds to disbelieve.

      In the event any provision of this Section 30 shall be in violation of the Investment Company Act of 1940, as amended or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations.

On March 25, 1988, the shareholders approved the Board of Directors' recommendation that the Articles of Incorporation be amended by adopting the following Article Fifteenth:

      "A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

            1. for any breach of his or her duty of loyalty to the corporation or to its stockholders;

            2. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

            3. for any unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

            4. for any transaction from which the director derived an improper personal benefit."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16     EXHIBITS

(1)   Articles of Incorporation (a)

(2)   Bylaws (b)

(3)   Not Applicable

(4)   Form of Plan of Reorganization (c)

(5)   Not Applicable

(6)   (a)   Investment Advisory Contract (d)

      (b)   Sub-Advisory Contract (e)

(7)   Distribution Agreement (a)

(8)   Not Applicable

(9)   (a)   Custodian Agreement - UMB Bank, N.A. (f)

      (b)   Custodian Agreement - State Street Bank (g)

      (c)   Custodian Agreement - Bank of America (a)

(10)  Not applicable

(11)  Opinion of Counsel (h)

(12) Opinion and Consent of Counsel Supporting Tax Matters and Consequences (TO BE FILED BY SUBSEQUENT AMENDMENT)

(13)  Not Applicable

(14)  Consent of Independent Registered Public Accounting Firm (FILED HEREWITH)

(15)  Not Applicable.

(16)  Powers of Attorney (i)

(17)  Not Applicable

(a) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 45 to Registration Statement No. 2-59353 on Form N-1A (filed February 14, 2003).

(b) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 40 to Registration Statement No. 2-59353 on Form N-1A (filed February 16, 2000).

(c)   See APPENDIX A to the Proxy Statement/Prospectus.

(d) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 47 to Registration Statement No. 2-59353 on Form N-1A (filed June 10, 2003).

(e) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 46 to Registration Statement No. 2-59353 (filed April 29, 2003).

(f) Incorporated herein by reference to the Exhibits filed with Security Income Fund's Post-Effective Amendment No. 73 to Registration Statement No. 2-38414 (filed January 10, 2003).

(g) Incorporated herein by reference to the Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 94 to Registration Statement No. 2-19458 (filed January 14, 2003).

(h) Incorporated herein by reference to the Exhibits filed with Registrant's Registration Statement No. 333-132224 on Form N-14 on March 6, 2006.

(i) Incorporated herein by reference to the Exhibits filed with Registrant's Post-Effective Amendment to the Registration Statement No. 333-132224 on Form N-14 on April 5, 2006.

ITEM 17. UNDERTAKINGS

1. The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2. The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3. The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Topeka and State of Kansas on the 3rd day of May, 2006.

                                    SBL FUND


                                    By: /s/ MICHAEL G. ODLUM
                                            ----------------
                                             Michael G. Odlum
                                             President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the 3rd day of May, 2006.

                                    SBL FUND


                                    By:       /s/ MICHAEL G. ODLUM
John D. Cleland                         Michael G. Odlum, as President and
Chairman of the Board and               Director, and as Attorney-In-Fact for
Director                                the Officers and Directors whose names
                                        appear opposite
Donald A. Chubb, Jr.
Director

Penny A. Lumpkin                             /s/ BRENDA M. HARWOOD
Director                                Brenda M. Harwood, Treasurer (Principal
                                        Financial Officer)

Harry W. Craig, Jr.
Director

Maynard Oliverius
Director

Jerry B. Farley
Director

                                  EXHIBIT INDEX

(14)  Consent of Independent Registered Public Accounting Firm